PROSPECTUS
UBS TAMARACK INTERNATIONAL FUND, L.L.C.

Limited Liability Company Interests

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Investment Objective.  UBS Tamarack International Fund, L.L.C. (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund's investment objective is to seek capital appreciation over the long term.

The Fund commenced operations on July 2, 2001 under the name UBS PW Tamarack International Fund, L.L.C. and, as of  March 31, 2010, had net assets of approximately $127 million.
(continued on following page)
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Investing in the Fund's limited liability company interests (the "Interests") involves a high degree of risk.  See "Risk Factors" beginning on page 11.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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Total
Offering Amount	$792,312,148.00
Sales Load(1)	$ 15,846,242.96
Proceeds to the Fund	$776,465,905.04(2)

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(1)      Generally, the stated minimum initial investment in the Fund is Interests with an initial value of at least $50,000, which minimum may be reduced for certain investors.  Investments may be subject to a sales load of up to 2%.  See "Plan of Distribution."

(2)      The Fund paid offering expenses of approximately $195,150 from the proceeds of this offering.

UBS Financial Services Inc. ("UBS Financial"), the principal underwriter of the Fund's Interests, will distribute the Interests on a best efforts basis, subject to various conditions.  The Fund also may distribute Interests through other brokers or dealers.  The Fund will sell Interests only to Qualified Investors (as defined herein).  Once a prospective investor's order is received, a confirmation will be sent to the investor.  Thereafter, the investor's brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. for the benefit of the investors.  See "Plan of Distribution."

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UBS Financial Services Inc.
May 1 , 2010

Investment Portfolio.  The Fund's investment objective is to seek capital appreciation over the long term.  The Fund seeks to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States.  The Fund's investment adviser uses a valuation-driven approach with a focus on return on invested capital.  It uses many different valuation tools (such as relative multiples), but generally calculates the net present value of an issuer's future cash flows to help determine fair value.  Since valuation is the principal factor, the portfolio is not intended to have a style bias and may include (a) companies the investment adviser believes have reasonable valuations and substantial growth potential and (b) value stocks in which a foreseeable catalyst is expected to realize that value.  The Fund expects to short stocks of companies the investment adviser believes have fundamental weaknesses, although no assurance can be given that the Fund will engage in short sales.  The Fund may engage in short-term opportunistic trading to seek to generate incremental returns.  Although the Fund may invest in companies of any capitalization, the Fund may invest a substantial amount of its assets in equity securities of mid-cap and small-cap companies.

Investment Adviser.  The Fund's investment adviser is UBS Tamarack Management, L.L.C. (the "Adviser"), which is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA" or the "Administrator") and ReachCapital PW Management, L.P. ("ReachCapital").

Restrictions on Transfer; No Trading Market.  The Fund's Interests are subject to restrictions on transfer and do not trade in any public market.  With limited exceptions, liquidity is provided through semi-annual tender offers.  See "Redemptions, Repurchases of Interests and Transfers."

Repurchases of Interests.  To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding Interests pursuant to written tenders by investors.  These repurchases are made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors twice each year, in March and September.  The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund, has not been repurchased within a period of two years of such request.  See "Redemptions, Repurchases of Interests and Transfers—Repurchases of Interests."

Administrator Fee and Incentive Allocation.  The Fund pays the Administrator a monthly fee (the "Fee") at an annual rate of 1.25% of the Fund's net assets for the month, excluding assets attributable to the Administrator's capital account, the Adviser's capital account and the Special Advisory Account (defined herein).  The Adviser also is entitled to receive from the capital account of each investor, generally at the end of each fiscal year, an incentive allocation of 20% of the net profits that otherwise would be credited to the investor's capital account (the "Incentive Allocation").  The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor, which have not been offset by any net profits subsequently credited to the account of such investor.  This is sometimes known as a "high water mark" calculation.  The Incentive Allocation presents risks that are not present in funds without an incentive allocation.  The aggregate amount of the Incentive Allocation and the Fee payable by the Fund and its investors are higher than those paid by most other registered investment companies.  See "Management of the Fund—Incentive Allocation."

Investor Qualifications.  Interests are offered only to investors who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor.  Generally, the stated minimum initial investment is Interests with an initial value of at least $50,000, which minimum may be reduced in UBS Financial's sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families.  See "Investor Qualifications."

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This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated May 1, 2010, has been filed with the SEC.  The SAI is available upon request and without charge by writing the Fund at c/o UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019, or by calling (800) 486-2608.  The SAI is incorporated by reference into this prospectus in its entirety.  The table of contents of the SAI appears on page 33 of this prospectus.  In addition, you may request the Fund's annual and semi-annual reports and other information about the Fund or make investor inquiries by calling (800) 486-2608.  The Fund does not have a website on which to publish the SAI and annual and semi-annual reports.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).  The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1

SUMMARY OF FUND EXPENSES	9

PRIVACY NOTICE	11

RISK FACTORS	11

USE OF PROCEEDS	18

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	18

MANAGEMENT OF THE FUND	20

INVESTOR QUALIFICATIONS	24

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS	24

CALCULATION OF NET ASSET VALUE	27

CAPITAL ACCOUNTS	27

TAXES	29

PLAN OF DISTRIBUTION	30

GENERAL INFORMATION	32

TABLE OF CONTENTS OF THE SAI	33

Appendix A—Limited Liability Company Agreement	A-1

Appendix B—Investor Certifications	B-1

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund
UBS Tamarack International Fund, L.L.C. (the "Fund") is a limited liability company organized as a  non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").  The Fund's investment adviser is UBS Tamarack Management, L.L.C. (the "Adviser").  The Fund commenced the public offering of Interests in July 2001, and the Fund has engaged in a continuous offering since that time.  Interests are offered at net asset value, plus any applicable sales load.  The Fund commenced operations on July 2, 2001 and, as of  March 31, 2010, had net assets of approximately $127 million.  See "General Information."

Investment Objective and Principal Strategies

The Fund's investment objective is to seek capital appreciation over the long term.  The Fund seeks to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States.  The Adviser uses a valuation-driven approach with a focus on return on invested capital.  It uses many different valuation tools (such as relative multiples), but generally calculates the net present value of an issuer's future cash flows to help determine fair value.  Since valuation is the principal factor, the portfolio is not intended to have a style bias and may include (a) companies the Adviser believes have reasonable valuations and substantial growth potential and (b) value stocks in which a foreseeable catalyst is expected to realize that value.  The Fund expects to short stocks of companies the Adviser believes have fundamental weaknesses, although no assurance can be given that the Fund will engage in short sales.  The Fund may engage in short-term opportunistic trading to seek to generate incremental returns.  Although the Fund may invest in companies of any capitalization, the Fund may invest a substantial amount of its assets in equity securities of mid-cap and small-cap companies.

The Adviser
The Adviser is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA" or the "Administrator") and ReachCapital PW Management, L.P. ("ReachCapital").  The Adviser is  registered as an investment adviser under  the Investment Advisers Act of 1940, as amended (the "Advisers Act").  Within the joint venture, the Adviser employs two portfolio managers (the "Portfolio Managers"), Nigel Hart and Pieter Taselaar, at ReachCapital to provide day-to-day management of the Fund's investment portfolio, under the oversight of UBSFA's personnel.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which continues in effect from year to year if its continuation is approved annually by the Board.  The Board may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

ReachCapital, a registered investment adviser under the Advisers Act, is controlled by Mr. Hart and Mr. Taselaar. ReachCapital and its predecessors have been in operation since February 2001.

UBSFA is an indirect, wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank.  UBSFA is registered as an investment adviser under the Advisers Act.  UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Administrator Fee
The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services to the Fund.  In consideration for such services, the Fund pays the Administrator a monthly fee (the "Fee") at the annual rate of 1.25% of the Fund's net assets for the month.  The Fee is paid to the Administrator out of the Fund's assets, and debited against the investors' capital accounts.  A portion of the Fee is paid by the Administrator to ReachCapital for, among other things, certain administrative services.

Incentive Allocation
Generally, on December 31st each year (or earlier in the case of a tendering investor), an amount equal to 20% of the net profits, if any, that would otherwise be credited to an investor's capital account for the period instead is credited to the account of the Adviser (the "Incentive Allocation").  This Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of the investor, which have not been offset by any net profits subsequently credited to the investor's account.  This is sometimes known as a "high water mark" calculation.

The Adviser holds a non-voting Special Advisory Member interest (the "Special Advisory Account") in the Fund solely for the purpose of receiving the Incentive Allocation with respect to each investor.  The Adviser may withdraw any Incentive Allocation credited to its Special Advisory Account at any time through the last business day of the month following the date on which an Incentive Allocation was made.

Investors who tender or transfer their limited liability company interests (the "Interests") may be subject to an Incentive Allocation at the time the Fund repurchases their Interests or at the time of transfer.

The Incentive Allocation presents certain risks that are not present in funds without an incentive allocation.  The aggregate amount of the Incentive Allocation and the Fee payable by the Fund and its investors is higher than those paid by most other registered investment companies.  See "Management of the Fund—Incentive Allocation."

Borrowing
The Fund is authorized to borrow money for investment purposes and to meet requests for tenders.  The Fund will not borrow money until the proceeds of the offering are substantially invested in furtherance of the Fund's investment objective.  The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%.  See "Risk Factors—Leverage; borrowing" and "Investment Objective and Principal Strategies—Borrowing; use of leverage."

Special Investment Techniques
The Fund is authorized to use derivative instruments to attempt to hedge portfolio risks, for cash management purposes and for non-hedging purposes in pursuit of its investment objective.  The derivatives employed may relate to a specific security or to the Fund's portfolio as a whole.

The Fund may sell securities short in pursuit of its investment objective, although no assurance can be given that the Fund will engage in short sales.  The Fund may hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective.  There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful.  The Fund also may lend portfolio securities.  See "Risk Factors."

Investor Qualifications
Interests will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  Before you may invest in the Fund, your financial adviser or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Interests except in the limited circumstances permitted in the Fund's limited liability company agreement (the "LLC Agreement").  (The form of investor certification that you will be asked to sign is attached to this prospectus as Appendix B.)  If your investor certification is not received and accepted by the Fund's distributor by the Closing Date (defined below), your order will not be accepted.  If you attempt to transfer your Interests in violation of the LLC Agreement, the transfer will not be permitted and will be void.  See "Investor Qualifications."

Investor Suitability
An investment in the Fund involves a considerable amount of risk.  It is possible that you may lose money.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering
The Fund is offering Interests through UBS Financial Services Inc. ("UBS Financial"), the Fund's principal underwriter, and other brokers or dealers.  See "Plan of Distribution."  UBS Financial or its affiliates may pay from their own resources compensation to their financial advisers and brokers or dealers in connection with the sale and distribution of the Interests or servicing of investors.

The Fund commenced the public offering of Interests in July 2001, and has engaged in a continuous offering of Interests since that time.  Interests are offered at net asset value, plus any applicable sales load (described below), next determined after subscriptions are accepted.  Subscriptions typically are accepted as of the last business day of the month, and net asset value is calculated as of the first business day of the subsequent month.  The Fund has registered $792,312,148 in Interests for sale under the registration statement to which this prospectus relates.

Generally, the stated minimum initial investment is Interests with an initial value of at least $50,000, which minimum may be reduced in UBS Financial's sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families. If you want to purchase less than $50,000 in Interests, you should speak with your financial adviser. In granting any waiver, consideration is given to various factors, including the investor's overall relationship with UBS Financial, the investor's holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time. UBS Financial's financial advisers will get a reduced sales credit for selling Interests substantially below this stated minimum initial contribution. UBS Financial will sell Interests from time to time (each date on which Interests are delivered is called a "Closing Date"). Prior to the receipt of the investor certification, investor funds will be held in escrow.

Distribution Policy
The Fund has no present intention of making periodic distributions of its net income or gains, if any, to investors.  The amount and times of distributions, if any, will be determined in the sole discretion of the Board.  Whether or not distributions are made, investors will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions.  See "Risk Factors—Distributions to investors and payment of tax liability."

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis.  To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Interests on a daily basis because the Fund is a closed-end fund that is not listed on a national stock exchange.  In addition, with very limited exceptions, the Fund's Interests are not transferable and liquidity will be provided only through limited repurchase offers described below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment.  See "Risk Factors—Limited liquidity."

Repurchase of Interests
No investor has the right to require the Fund to redeem the investor's Interest in the Fund.  The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors.  These repurchases are made at such  times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors twice each year, in March and September.  In addition, the Fund may repurchase all or part of an Interest if, among other reasons, the Board determines that it would be in the best interests of the Fund to do so.  See "Redemptions, Repurchases of Interests and Transfers—No right of redemption or transfer" and "—Repurchases of Interests."

The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request.  (The LLC Agreement is attached hereto as Appendix A.)

Taxation
Most closed-end investment companies elect to be taxed as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code").  The Fund has not made this election and instead has sought to be treated as a partnership for Federal income tax purposes.  Accordingly, the Fund should not be subject to Federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.  See "Risk Factors—Tax risk" below.

ERISA Plans And Other Tax-Exempt Entities

Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") such as 401(k) plans and other privately sponsored defined contribution and defined benefit retirement plans, retirement arrangements governed by Section 4975 of the Code such as individual retirement accounts ("IRAs") and Keogh Plans, and entities otherwise subject to Title I of ERISA or Section 4975 of the Code by reason of plans’ investment in such entities, as well as other tax-exempt entities may purchase Interests in the Fund.  The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.  Because the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income ("UBTI").  An exempt organization, including an IRA, may be required to make tax payments, including estimated tax payments, and file an income tax return for any taxable year in which it has UBTI.  To file the return, it may be necessary for the exempt organization to obtain an Employer Identification Number.  Charitable remainder trusts may not purchase Interests.

Risk Factors	An investment in the Fund involves a high degree of risk. These include the risks of:

•	loss of capital

•	investing in securities of non-U.S. issuers, including those located in developing countries

•	investing in small and mid-cap companies

•	investing in companies in developing markets

•	investing in securities that are illiquid and volatile

•	investing in illiquid securities of an unlisted closed-end fund

•	investing in a fund that may sell securities short

•	investing in a fund that may use derivatives for hedging and non-hedging purposes

•	investing in a fund that may hedge against foreign currency risks

•	investing in a fund that may borrow (or leverage) for investment purposes

•	investing in a fund that is non-diversified

•	investing in a fund that has a high portfolio turnover rate

•	investing in a fund that does not make periodic distributions; investors will be required to pay applicable taxes on their respective share of the Fund's taxable income

•	investing in a fund that seeks to be treated for tax purposes as a partnership, but could be taxable as a corporation, thus subjecting its distributions to two levels of taxation

•	investing in a fund that has an Adviser who has conflicts of interests

•	investing in a fund that will bear an incentive allocation

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.  An investment in the Fund should be viewed only as part of an overall investment program.  No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
Maximum sales load(1) (percentage of purchase amount)	2.00%
Maximum redemption fee	None
Offering expenses borne by the Fund (as a percentage of offering amount)	0.02%

Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee	1.25	%(2)
Interest Payments on Borrowed Funds	0.87%
Other expenses	1.98%

Total annual expenses	4.10	%(3)

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(((1)       Generally, the stated minimum initial investment in the Fund is Interests with an initial value of at least $50,000, which minimum may be reduced for certain investors.  Investments may be subject to a waivable sales load of up to 2%.  See "Plan of Distribution."

(((2)      An Incentive Allocation of up to 20% of net profits may be charged in respect of each investor's capital account in the Fund.  For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions.  The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor, adjusted for repurchases.  See "Management of the Fund—Incentive Allocation."   The Incentive Allocation for the year ended December 31, 2009 was $3,094.

(((3) Total annual expenses shown in the table are as of the Fund's fiscal year ended December 31, 2009 and will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund.  The "Other expenses" shown above are estimated based on average net assets of the Fund for the fiscal year ended December 31, 2009 of approximately $161 million.  For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

	Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses, including the Incentive Allocation (see footnote 3 above), on a $1,000 investment, assuming a 5% annual return:	$60.35	$142.13	$225.39	$440.20
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** Without the sales load, the expenses would be:	1 Year 3 Years 5 Years 10 Years $41.17 $124.62 $209.58 $428.77

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  If the actual rate of return exceeds 5%, the dollar amounts could be significantly higher as a result of the Incentive Allocation.

              For a hypothetical $50,000 interest in the Fund at the Fund's inception through December 31, 2009, net gain would be $15,625.

                 The Fund's total return for the period from July 2, 2001 (commencement of operations) to December 31, 2009 was 31.25%, and does not reflect the deduction of a sales load.  If the deduction of a sales load had been reflected, the total return for the period would have been lower.  For the same period, the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index was 24.28%.  The MSCI EAFE Index is an unmanaged, market capitalization weighted index that measures the performance of stocks from 20 countries in Europe, Australia, Asia and the Far East.  The performance data for the MSCI EAFE Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses.

Financial Highlights

The financial highlights table below is intended to help an investor understand the Fund's financial performance for the fiscal years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002 and for the period from July 2, 2001 (commencement of operations) to December 31, 2001.  The information reflects financial results for the Fund since inception, and has been derived from the financial statements audited by Ernst & Young LLP, whose report, covering the last five fiscal years, along with the Fund's financial statements, is included in the SAI.  The SAI is available upon request.

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	For the Period July 2, 2001 (commencement of operations) through December 31, 2001
Total Return(1)	32.88%	(45.36)%	6.13%	14.15%	16.27%	9.46%	25.19%	(4.30)%	(4.09)%

Ratio of net investment income/(loss) to average members' capital(2)	(2.51)%	0.66%	(0.87)%	0.66%	0.30%	(0.55)%	(0.28)%	(0.28)%	(0.84	)%(3)

Ratio of total expenses to average members' capital(2)	4.10%	2.78%	3.70%	1.77%	1.78%	1.68%	2.13%	2.29%	2.53	%(3)

Portfolio turnover rate	1,460.13%	969.14%	500.19%	389.87%	338.96%	402.73%	548.82%	669.30%	375.17%

Members' capital at end of period	$ 142,716,543	$203,258,619	$1,182,171,935	$1,152,927,258	$723,967,167	$430,461,590	$233,972,635	$138,165,531	$74,232,659
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(1)   Total return assumes a purchase of an Interest in the Fund at the beginning of the period and a sale of the Fund Interest on the last day of the period noted and does not reflect the deduction of sales loads incurred when subscribing to the Fund.  Total returns for a period of less than a full year are not annualized.  An individual investor's ratios and return may vary from the above based on Incentive Allocation, if applicable, and the timing of capital transactions.
(2)   The average members' capital, used in the above ratios is calculated using pre-tender members' capital.
(3)   Annualized.

PRIVACY NOTICE

This notice describes the Fund's privacy policy.  The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.  The Fund collects personal information for business purposes to process requests and transactions and to provide customer service.  "Personal Information" is obtained from the following sources:

• Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;
• Written and electronic correspondence, including telephone contacts; and
•           Transaction history, including information about Fund transactions and balances in your accounts with UBS Financial or our affiliates or other Fund holdings and any affiliation with UBS and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS
Stock prices fluctuate

Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the securities markets.  That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Stock prices may experience greater volatility during periods of challenging market conditions such as the one that the market is experiencing currently.  In addition, there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity such as the one that the market is currently experiencing.  Therefore, as with any fund that invests in stocks, the Fund's net asset value ("NAV") will fluctuate.  You may experience a significant decline in the value of your investment and could lose money.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Investments in foreign securities

The Fund plans to invest principally in the securities of foreign issuers located in at least three and generally more countries in an effort to diversify exposure among countries.  Foreign issuers are those (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in countries other than the United States.  For the fiscal year ended December 31, 2009, approximately 96.20% of the Fund's total net assets were invested in foreign issuers located in 18 different countries, with approximately 38.74% of the Fund's total net assets invested in securities of issuers located in Denmark, Hong Kong, Japan, the Netherlands and the United Kingdom.  Investments in foreign securities face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations
•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital
•	reduced availability of information regarding foreign companies
•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements
•	reduced liquidity and greater volatility
•	difficulty in obtaining or enforcing a judgment
•	increased market risk due to regional economic and political instability
•	increased brokerage commissions and custody fees
•	securities markets which are less developed than in the United States and subject to a lesser degree of supervision and regulation
•	foreign withholding taxes
•	delays in settling securities transactions
•	threat of nationalization and expropriation
•	increased potential for corrupt business practices in certain foreign countries

Investments in mid-cap and small-cap companies

Although the Fund may invest in companies of any capitalization, the Fund may invest a substantial amount of its assets in equity securities of mid-cap and small-cap companies, generally with market capitalizations of up to $6 billion.  These investments may present greater opportunity for growth, but there are specific risks associated with investments in these companies, which include:

•	poor corporate performance, limited product lines, undeveloped markets and/or limited financial resources
•	less predictable returns, less publicly available information and little or no research by the investment community
•	reduced or zero liquidity and absence of exchange listings or dealers willing to make a market
•	increased share price volatility because, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over smaller, lesser-known companies
•	reliance, in many cases, on one or two key individuals for management

Developing markets risk

Because the Fund may purchase securities of companies worldwide, it may purchase securities of issuers located in developing countries.  Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  The markets of developing countries may be more volatile than the markets of more mature economies.  Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.  The markets of developing countries may face the following additional risks, among others:

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries
•	high concentration of investors and financial intermediaries
•	political and social uncertainties
•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices
•	overburdened infrastructure and obsolete or unseasoned financial systems

Limited liquidity

The Fund is a closed-end investment company designed primarily for long-term investors.  Interests in the Fund will not be traded on any securities exchange or other market.  With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors twice each year, in March and September.  The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold.  Therefore, it may force the Fund to sell assets it otherwise would not sell.  It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Leverage; borrowing

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests.  To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.  If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings.  The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings.  The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%.  This could prevent the Fund from completing its repurchase offers.  For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness.  The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of those of the holders of the Fund's Interests, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund.  Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available.  The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act.

To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement.  These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein.  In some cases, the leverage may be significant with an associated significant risk of loss.

Reliance on key personnel of the Adviser

The Fund's ability to identify and invest in attractive opportunities is dependent upon ReachCapital's portfolio managers.  If one or more of them were to leave ReachCapital, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so.  This could prevent the Fund from achieving its investment objective.

Incentive Allocation

The right to the Incentive Allocation may give the Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the Fee.  In addition, since the Incentive Allocation is generally calculated based on unrealized as well as realized gain on securities positions, the amount of the Incentive Allocation ordinarily will be greater than if it were based solely on realized gains.  For an explanation of the Incentive Allocation calculation, see the section in this prospectus entitled "Management of the Fund—Incentive Allocation."

Non-diversified status

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act.  This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company.  Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its  Interests.

High portfolio turnover rate

Although the Fund seeks long-term capital appreciation, the Fund may sell securities and other investments when deemed appropriate by the Adviser, without regard to how long they have been held.  As a result, the Fund's portfolio turnover rate may be high.  A high rate of portfolio turnover means that the Fund will incur higher brokerage commissions, which will reduce the Fund's investment returns, and may result in short-term gains that will be taxable to investors.

Restricted and illiquid securities

The Fund is permitted to invest without limitation in securities that may be restricted or illiquid, which may include so-called "PIPE" (private investments in public equity) securities.  Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  Restricted and other illiquid investments involve the risk that the securities cannot be sold at the time desired by the Fund or at prices approximating the value the Fund has determined.  Difficulty in selling illiquid investments could impair the Fund's ability to meet repurchase requests or to pay its fees and expenses (including the Fee).

Use of derivatives

The Fund is authorized to use derivative instruments to attempt to hedge portfolio risk, for cash management purposes and for non-hedging purposes in pursuit of its investment objective of long-term capital appreciation.  Investing in derivative investments involves numerous risks.  For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful
•	the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument
•	certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid
•	derivatives may change rapidly in value because of their inherent leverage

     The stability and liquidity of derivatives depend in large part on the creditworthiness of the parties to the transactions.  It is expected that the Adviser will monitor on an ongoing basis the creditworthiness of firms with which it will enter into derivatives transactions.  If there is a default by the counterparty to such transaction, the Adviser will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction.  However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Fund being less than if the Adviser had not entered into the transaction.  Furthermore, there is a risk that a counterparty could become insolvent.  If one or more of the Adviser's counterparties were to become insolvent or the subject of liquidation proceedings in the United States, there exists the risk that the recovery of the Fund's securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Adviser may use counterparties located in various jurisdictions outside the United States.  Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency.  However, the practical effect of these laws and their application to the Fund's assets are subject to substantial limitations and uncertainties.

All of this can mean that the Fund's NAV may change more often and to a greater degree than it otherwise would.  The Fund has no obligation to enter into any hedging transactions.

Short selling

Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited
•	it can increase the effect of adverse price movements on the Fund's portfolio
•	the Fund may not be able to close out a short portion at any particular time or at the desired price
•
the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

•	if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions
•	certain foreign markets may limit the Fund's ability to short stocks

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements.  The Fund's ability to execute a short selling strategy may be materially adversely impacted by temporary or new permanent rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events.  Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Fund.

Regulatory authorities may from time to time impose restrictions that adversely affect an ability to borrow certain securities in connection with short sale transactions.  In addition, traditional lenders of securities might be less likely to lend securities under certain market conditions.  As a result, the Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.  The Fund may also incur additional costs in connection with short sale transactions, including in the event that it is required to enter into borrowing arrangements in advance of any short sales.  Moreover the ability to continue to borrow a security is not guaranteed and the Fund is subject to strict delivery requirements.  The inability of the Fund to deliver securities within the required time frame may subject the Fund to mandatory close out by the executing broker-dealer.  A mandatory close out may subject the Fund to unintended costs and losses.  Certain actions or inaction by third parties, such as executing broker-dealers or clearing broker-dealers, may materially impact the Fund's ability to effect short sale transactions.  Such actions or inaction may include a failure to deliver securities in a timely manner in connection with a short sale effected by a third-party unrelated to the Fund.

Conflicts of interest

UBSFA and ReachCapital, or their affiliates, provide investment advisory and other services to various entities.  UBSFA and ReachCapital and certain of the investment professionals who are principals of or employed by UBSFA or ReachCapital or their affiliates also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by UBSFA, ReachCapital and their affiliates, "Other Accounts").  The Fund has no interest in these activities.  As a result of the foregoing, UBSFA and ReachCapital and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which UBSFA or ReachCapital will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets.  There also may be circumstances under which UBSFA or ReachCapital will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

UBSFA or its affiliates may have an interest in other accounts managed by ReachCapital ("ReachCapital Accounts") on terms different than an interest in the Fund.  In addition, ReachCapital may receive research products and services in connection with the brokerage services that UBSFA and its affiliates may provide from time to time to one or more ReachCapital Accounts or to the Fund.  The ReachCapital Accounts may charge fees and may be subject to incentive allocations that are lower than the fees and allocations to which the Fund is subject.

Tax risk

The Fund expects to be treated as a partnership for Federal income tax purposes.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

Because the Fund may borrow money, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to UBTI and, in such cases, may be required to make payments including estimated payments, and file an income tax return.

Distributions to investors and payment of tax liability

The Fund has no present intention of making periodic distributions of its net income or gains, if any, to investors.  Whether or not distributions are made, investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions.  The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

USE OF PROCEEDS

The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable, which the Fund expects to be within three months of each closing of the purchase of Interests.  The Fund paid offering expenses of approximately $195,150 from the proceeds of this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Capital appreciation

The Fund's investment objective is to seek capital appreciation over the long term.  No assurance can be given that the Fund will achieve its investment objective.

The Fund's investment objective is a fundamental policy

The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors.  Please see the SAI for additional fundamental policies of the Fund.  The Fund's principal investment policies and strategies are listed below.  The Fund may change any of these non-fundamental investment policies and strategies if the Fund's Board believes doing so would be consistent with the Fund's investment objective of capital appreciation over the long term.

Investing in mid-sized capitalization foreign issuers

The Fund seeks to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States.

The Adviser uses a valuation-driven approach with a focus on return on invested capital.  It uses many different valuation tools (such as relative multiples), but generally will calculate the net present value of an issuer's future cash flows to help determine fair value.  Since valuation is the principal factor, the portfolio should not be expected to have a style bias and may include (a) companies the Adviser believes have  reasonable valuations and substantial growth potential and (b) value stocks in which a foreseeable catalyst is expected to realize that value.  The Fund expects to short stocks of companies the Adviser believes have fundamental weaknesses, although no assurance can be given that the Fund will engage in short sales.  The Fund may engage in short-term opportunistic trading to seek to generate incremental returns.

The Fund may use various other investment techniques to attempt to hedge a portion of its investment portfolio against certain risks or to pursue its investment objective.  In this regard, the Fund may use leverage and purchase and sell options on securities and stock indexes and other derivatives, subject to certain limitations described elsewhere in this Prospectus and in the SAI.  The use of some of these investment techniques and instruments will be an integral part of the Fund's investment program, and involves certain risks which are described below.  There can be no assurance that these techniques will be successful.

Although the Fund may invest in companies of any capitalization, it may invest a substantial amount of its assets in equity securities of mid-cap and small-cap companies.

Borrowing; use of leverage

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests.  The use of borrowings involves a high degree of risk.  See "Risk Factors—Leverage; borrowing."

Derivatives

The Fund is authorized, but is not required, to use financial instruments, known as derivatives, to attempt to hedge portfolio risk, for cash management and for non-hedging purposes.  A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset.

The Fund may buy or sell put or call options on securities or indexes of securities.  The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value.  The Fund may buy or sell these options if they are traded on options exchanges or in over-the-counter markets.  A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

The Fund may attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective.  There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful.  The Adviser will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities and, from time to time, may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date) or currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies).  These transactions may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar.  See "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Foreign Securities" in the SAI.

Exchange-Traded Funds

The Fund's adviser may seek exposure to various markets, for investment or for hedging purposes, by purchasing and selling (including short sales) shares of exchange-traded funds ("ETFs").  In general, an ETF is an investment company that is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), that holds a portfolio of securities (equity or debt) designed to track the performance of a particular index.  Some ETFs, however, invest in commodities and are not registered under the Investment Company Act.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units."  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly based portfolio of securities or other instruments, including risks that the general level of securities or commodities prices may decline, thereby adversely affecting the value of each unit of the ETF.  In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index instruments in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Fund will limit its investment in ETFs in the aggregate to not more than 5% of the Fund's net asset value at the time of investment.

Short selling

The Fund may sell securities short.  To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer.  The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.  See "Risk Factors—Short selling."

Potential for large positions

As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies.  However, the Fund generally does not intend to invest more than 10% of its total assets in the securities of any one company.  Market fluctuations could cause this limit to be exceeded.

Defensive measures

The Fund, from time to time, may take temporary defensive positions in cash, high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), that are inconsistent with its principal strategies in an attempt to moderate extreme volatility caused by adverse market, economic, or other conditions.  This could prevent the Fund from achieving its investment objective.

Other

The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool.  The Fund also may lend portfolio securities.  If entered into, the income earned from these practices can be used to offset the Fund's expenses.  The Fund does not intend to use these practices in a manner that would adversely affect its ability to achieve its investment objective.  Repurchase agreements and stock lending involve certain risks that are described in the SAI.  The Fund may purchase securities of companies worldwide; accordingly, it may purchase securities of issuers located in developing countries.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund's Directors, pursuant to the terms of the Investment Advisory Agreement.  Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund.  The Investment Advisory Agreement provides that, as the Fund's investment adviser, the Adviser shall be entitled to be the Special Advisory Member of the Fund.  In such capacity, the Adviser is entitled to receive the Incentive Allocation.  A discussion of the basis for the Board's approving the Investment Advisory Agreement is available in the Fund's semi-annual report to investors for the six-month period ended December 31, 2009.

The offices of the Adviser are located at 1285 Avenue of the Americas, New York, New York 10019.  The Adviser is a joint venture between UBSFA and ReachCapital.  Within the joint venture, the Adviser employs the Fund's Portfolio Managers to provide day-to-day management of the Fund's investment portfolio, and employs UBSFA's personnel to oversee their activities.

ReachCapital is a registered investment adviser under the Advisers Act controlled by Nigel Hart and Pieter Taselaar.  It is the successor, pursuant to a reorganization, to the non-managing member interest in the Adviser previously held by ReachCapital Management, L.L.C., which was also controlled by Mr. Hart and Mr. Taselaar.  ReachCapital and its predecessors have been in operation since February 2001.

UBSFA is an indirect, wholly-owned subsidiary of UBS Americas, which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank.  UBSFA is registered as an investment adviser under the Advisers Act.  UBS Financial, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange and other principal securities exchanges.  UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.  The Fund will not be subject to any limits imposed by the Commodity Futures Trading Commission on investments made by the Adviser in futures contracts and options on such contracts.

Portfolio management

Nigel Hart and Pieter Taselaar, who together control ReachCapital, are the Fund's Portfolio Managers and have served in those positions since the Fund's commencement of operations on July 2, 2001.  As Portfolio Managers, Mr. Hart is primarily responsible for the investment strategy and the day-to-day management of the Fund's portfolio with Mr. Taselaar providing additional portfolio management input.

Mr. Hart has served as a portfolio manager at ReachCapital since September 2000.  Before joining ReachCapital, he served as Senior Vice President and Portfolio Manager in the international investment division of Putnam Investments, where he was co-manager of the Putnam International Voyager Fund, which, together with institutional accounts utilizing a substantially similar strategy, had approximately $3.5 billion in assets as of September 2000.  Mr. Hart was also a co-manager of the Putnam European Growth Fund.  Prior to joining Putnam, he was a fund manager for Hill Samuel Investment Advisers.  Mr. Hart graduated with honors in Economics from the University of East Anglia in the United Kingdom.

Mr. Taselaar has served as a portfolio manager at ReachCapital since September 2000.  Before joining ReachCapital, he was a Senior Managing Director at ABN AMRO, New York specializing in European equities.  From 1990 until 1994, Mr. Taselaar was a Corporate Finance Analyst at ABN AMRO.  Prior to that time, he was in institutional sales at Drexel, Burnham Lambert, focusing on non-U.S. Equities.  Mr. Taselaar holds a law degree from Leiden University, The Netherlands and an MBA from Columbia University Graduate School of Business.

Effective February 29, 2008, ReachCapital Management, L.L.C. transferred its membership interest in the Adviser to ReachCapital, an entity owned by Mr. Hart and Mr. Taselaar.  The transfer of ReachCapital Management, L.L.C.'s interest to ReachCapital did not and will not result in any changes to the portfolio management being provided to the Fund.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of investments in the Fund.

Administrator and Administrator Fee

The Administrator provides administrative services to the Fund, including: providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.

The Fund pays a monthly fee to the Administrator for administrative services at an annual rate of 1.25% of the Fund's net assets for the month, excluding assets attributable to the Administrator's capital account, the Adviser's capital account and the Special Advisory Account.  The overall amount payable by the Fund and its investors, consisting of the Fee and the Incentive Allocation, is higher than those paid by most other registered investment companies.  The Administrator pays a portion of the Fee to ReachCapital.

Incentive Allocation

In addition to the Fee, the Adviser, in its capacity as the Special Advisory Member, is entitled to receive the Incentive Allocation.  Generally, on December 31st each year, an amount equal to 20% of the net profits, if any, that would otherwise be credited to an investor's capital account for the period instead will be credited to the account of the Adviser.  For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions.  The Incentive Allocation to which a tendering investor is subject will be adjusted appropriately in the case of partial tenders.  The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor.  This is sometimes known as a "high water mark" calculation.  The Incentive Allocation will be credited to the Adviser's Special Advisory Account.  The Adviser will be under no obligation to return any Incentive Allocation previously allocated by the Fund.  The calculation of the Incentive Allocation is complex.  The Fund encourages you to consult with your tax or legal adviser regarding this calculation.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interests in its capital account that it holds in its capacity as an investor in the Fund.  The Adviser also is entitled to withdraw any amounts in its Special Advisory Account at any time through the last business day of the month following the date on which an Incentive Allocation was made.

Very few investment advisers to registered investment companies receive an Incentive Allocation similar to that to which the Adviser is entitled.

Other expenses of the Fund

The Fund bears all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other services providers pursuant to their agreements with the Fund.  Expenses to be borne by the Fund include:

•
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;
•
the costs and expenses of holding any meetings of the Board or investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;
•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Directors;
•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to investors;
•
all expenses of computing the Fund's NAV, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;
•	the fees of custodians and other persons providing administrative services to the Fund; and
•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund.

Additional administrative and custodial services

PNC Global Investment Servicing Inc. ("PNC") performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by UBS Americas or its affiliates.  In consideration for these services, the Fund and such other funds pays PNC an annual fee based on:  (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, not to exceed on an annual basis 0.15%, and will reimburse PNC for out-of-pocket expenses.

PNC Trust Company, an affiliate of PNC, acts as custodian for the Fund's assets.

INVESTOR QUALIFICATIONS

Interests in the Fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time.  Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder.  Qualified clients also include certain knowledgeable employees who participate in UBSFA's investment activities.  All of these persons are referred to in this prospectus as "Qualified Investors."  You must complete and sign an investor certification before you may invest.  If your investor certification is not received and accepted by UBS Financial by the applicable Closing Date, your order will not be accepted.  The form of investor certification is included as Appendix B to this prospectus.  The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

No right of redemption or transfer

No investor or other person holding an Interest or a portion of an Interest will have the right to require the Fund to redeem the Interest or portion thereof.  No public market exists for Interests, and none is expected to develop.  With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion.  Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Tendering or transferring investors may be subject to an Incentive Allocation, to the extent one would be owing, in respect of the amounts repurchased by the Fund or transferred, as the case may be.

Repurchases of Interests

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors (other than the Adviser in its capacity as the Special Advisory Member).  These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion in accordance with the provisions of applicable law.  In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from its investors twice each year, in the first and third fiscal quarters, during tender periods of not less than 20 business days.  The Directors also will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Interests or portions thereof to the Fund;
•	the liquidity of the Fund's assets;
•	the investment plans and working capital requirements of the Fund;
•	the relative economies of scale with respect to the size of the Fund;
•	the history of the Fund in repurchasing Interests or portions thereof;
•	the condition of the securities markets; and
•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable.  When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity.  Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated NAV of their Interests in the Fund from their respective financial advisers.

The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Summary of LLC Agreement—Term, Dissolution and Liquidation" in the SAI.

Determination of repurchase price

The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor's capital account or portion thereof based on the estimated NAV of the Fund's assets as of the March 31 or September 30 next following the commencement of the tender offer (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), after giving effect to all allocations to be made to the investor's capital account (including the Incentive Allocation) as of such date.  The Fund's NAV may change materially from the date a tender offer is mailed, to the calculation date, and to the effective date of repurchase, and it also may change materially shortly after a tender is completed.  The method by which the Fund calculates its NAV is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Limited liquidity."

Payment

Repurchases of Interests or portions thereof from investors by the Fund will be made in the form of promissory notes, and will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from investors.  The delivery of promissory notes in payment of the purchase price for Interests tendered and accepted for purchase will generally be made promptly (within five business days) after the last day of the tender period.

For an investor tendering its entire Interest, payment will generally consist of: first, a non-interest bearing promissory note (a "definitive note") with an aggregate value equal to 90% of the unaudited NAV of the investor's Interest determined as of the calculation date; and second, an interest-bearing promissory note (a "contingent note") entitling the holder thereof to a contingent payment equal to approximately 10% of the value of the investor's Interest.  Payment of the definitive note will be made as promptly as practicable after the calculation date and is expected, in any event, to be made in full within 60 days after the calculation date.  The contingent note will be payable generally no later than 10 days after the end of each fiscal year audit.

For an investor tendering a portion of its Interest, payment will generally consist of a definitive note with an aggregate value equal to 100% of the unaudited NAV of the tendered portion of the investor's Interest determined as of the calculation date.  Payment of the definitive note will be made as promptly as practicable after the calculation date and is expected, in any event, to be made in full within 60 days after the calculation date.

The Fund retains the option to pay all or a portion of the purchase price for tendered Interests by distributing securities, including illiquid securities, to investors on a pro rata basis.  The receipt by an Investor of an in-kind distribution of a security carries the risk that the Investor may not be able to dispose of the security for an indeterminate period of time, as well as the risk that the distributed security may be very difficult to value.  The Fund also retains the option to hold back up to 10% of the value of any partial tender made by an investor and to pay the balance with a separate promissory note providing for a contingent payment after completion of the Fund's next annual audit.  The Fund may exercise either option in the extraordinary event that the Board of Directors determines that it is necessary to avoid or mitigate any adverse effect of the repurchase offer on the remaining investors.

Any promissory notes provided to investors in payment for tendered Interests will not be transferable.  The Fund will not impose any charges on a repurchase of Interests or portion of Interests in the Fund.

An investor who tenders its entire Interest to the Fund for repurchase generally will have a taxable event.  Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest.  A loss, if any, may be recognized only after the tendering investor has received full payment under the promissory notes.

Consequences of repurchase offers

The Fund believes that repurchase offers generally will be beneficial to the Fund's investors, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Interests.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund obtains repurchase proceeds by selling Fund investments, the Fund will thereafter hold a larger proportion of its total assets in less liquid securities.  Accordingly, non-tendering investors will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their interests for repurchase in subsequent tender offers, as well as the Fund's ability to conduct future tender offers at all.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.  In addition, the repurchase of Interests by the Fund may be a taxable event to investors.

Repurchase of the Fund's Interests will tend to reduce the amount of outstanding Interests and, depending upon the Fund's investment performance, its net assets.  A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

 CALCULATION OF NET ASSET VALUE

The Fund will compute its NAV as of the close of business of each "fiscal period" (as defined under "Capital Accounts").  Securities owned by the Fund will be valued at current market prices.  If reliable market prices are unavailable, securities will be valued at fair value as determined under the direction of, and in accordance with, procedures approved by the Fund's Board.  Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities.  The fair values of one or more assets, in retrospect, may not be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV.  As a result, the Fund's issuance or repurchase of its Interests at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing investors.  Fair values assigned to the Fund's investments also will affect the amount of the Fee and Incentive Allocation.  See "Risk Factors—Incentive Allocation."  All fair value determinations by the Adviser are subject to ratification by the Board.

Expenses of the Fund, including the Fee and the costs of any borrowings, and the Incentive Allocation are taken into account for the purpose of determining NAV.  See "Risk Factors—Incentive Allocation."

CAPITAL ACCOUNTS

General

The Fund will maintain a separate capital account for each investor, which will have an opening balance equal to such investor's initial contribution to the capital of the Fund.  Each investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such investor to the capital of the Fund, plus any amounts credited to such investor's capital account as described below.  Similarly, each investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest or portion of the Interest of such investor, plus the amount of distributions, if any, to such investor which are not reinvested, plus any amounts debited against such investor's capital account.  To the extent that any debit would reduce the balance of the capital account of any investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such investor.

Capital accounts of investors are adjusted as of the close of business on the last day of each fiscal period.  Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any investor, (4) the day as of which the Fund admits a substituted investor to whom an Interest or portion of an Interest of an investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any investor other than an amount to be credited to or debited from the capital accounts of all investors in accordance with their respective Fund percentages.  A Fund percentage will be determined for each investor as of the start of each fiscal period by dividing the balance of such investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all investors as of such date.

The Fund will maintain a Special Advisory Account for the Adviser solely for the purpose of receiving the Incentive Allocation, as described above.

Allocation of net profits and net losses

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all investors (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with investors' respective Fund percentages for such fiscal period.  Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and adjusted to exclude the amount of any insurance proceeds to be allocated among the capital accounts of the investors and any items to be allocated among the capital accounts of the investors other than in accordance with the investors' respective Fund percentages, such as withholding taxes or other tax obligations.

Allocations for Federal income tax purposes generally will be made among the investors so as to reflect equitably amounts credited or debited to each investor's capital account for the current and prior fiscal years.  Under the Fund's LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's net capital gains or losses, including short-term capital gain or loss, for Federal income tax purposes to a withdrawing investor, to the extent that its capital account exceeds or is less than its Federal income tax basis in its Interest.  The LLC Agreement provides for a similar special allocation of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member.

Allocation of special items—certain withholding taxes and other expenditures

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any investor will be debited against the capital account of such investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such investor will be reduced by the amount of such taxes.  If the amount of such taxes is greater than any such distributable amounts, the investor and any successor to the investor's Interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

Reserves

Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Adviser or the Board.  Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate.  The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

Each investor has the right to cast a number of votes based on the value of such investor's capital account relative to the value of all capital accounts of investors at any meeting of investors called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all investors.  Except for the exercise of their voting privileges, investors are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAXES

The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

The discussion below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).

To ensure compliance with requirements imposed by the Service in Circular 230, you are hereby informed that (i) any tax advice contained in this prospectus or the SAI (including any opinion of counsel referred to in this prospectus or the SAI) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed herein and in the SAI (and in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax adviser.

The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof.  Interests in the Fund are not traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof.  The Fund is not eligible for any of those safe harbors.
The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof.  Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Regulations.  Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund are not readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund is not treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

As an entity classified as a partnership, the Fund is not itself subject to Federal income tax.  For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the investor's taxable year.  Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly.  Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.  For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

PLAN OF DISTRIBUTION

General

UBS Financial, the principal underwriter of the Fund's Interests, will distribute the Interests on a best efforts basis, subject to various conditions.  The Fund also may distribute Interests through brokers or dealers with which it has entered into distribution agreements.  The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors.  UBS Financial intends to compensate UBS Financial's or its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of Interests and for their ongoing servicing of clients with whom they have distributed interests in the Fund.  Servicing includes: handling investor inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between investors and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing investor information; and providing such other information and investor liaison services as the Adviser or UBS Financial may reasonably request. Compensation to such financial advisers and other professionals, which will generally be paid on at least a quarterly basis, is based upon a formula that takes into account the amount of client assets being serviced as well as the investment results, using the Incentive Allocation as a benchmark, attributable to the clients' assets in the Fund.

Neither UBS Financial nor any other broker or dealer is obligated to buy from the Fund any of the Interests.

Once a prospective investor's order is received, a confirmation will be sent to the investor.  The investor's brokerage account will be debited for the purchase amount, which will be deposited into an interest-bearing escrow account set up at PNC Bank Corp. (the "Escrow Agent") for the benefit of the investors.  The purchase amount will be released from the escrow account once the investor's order is accepted, and the interest borne on the amount while in escrow will be credited to the investor's brokerage account.

Generally, UBS Financial and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles such as the Fund.  This compensation can include distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees.  As a result of the various payments to UBS Financial and its affiliated companies, the amount of compensation that UBS Financial entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments.  For unaffiliated third-party funds, UBS Financial receives fees for distribution, shareholder services or solicitation services, or a combination thereof, depending on the arrangement UBS Financial has with the third party.  The payout that your financial adviser receives may differ from one fund to another, even if the two funds are charged the same management fee and/or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees).  The differences in compensation may create an incentive for financial advisers to recommend funds for which they receive higher compensation.  We encourage you to discuss this with your financial adviser to learn more about the compensation he or she receives.

The Fund has agreed to indemnify UBS Financial, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the 1933 Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

The principal business address for UBS Financial is 1285 Avenue of the Americas, New York, New York 10019.

Purchase terms

      Sales of Interests will be made only to Qualified Investors who have completed and returned an investor certification, and whose investor certification has been accepted, before a Closing Date.  Investors may pay to UBS Financial a sales load of up to 2%.  The amount of the sales load to which an investor will be subject will be determined by the investor and its broker-dealer, subject to a maximum of 2%.  If you want to be subject to a lower sales load, you should speak with your financial adviser.  Generally, the stated minimum initial investment is Interests with an initial value of at least $50,000, which minimum may be reduced in UBS Financial's sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families.  If you want to purchase less than $50,000 in Interests, you should speak with your financial adviser.  In granting any waiver, consideration is given to various factors, including the investor's overall relationship with UBS Financial, the investor's holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time.  UBS Financial's financial advisers will receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution.  The Fund may vary the investment minimum from time to time.

The LLC Agreement is annexed as Appendix A to this prospectus and each new investor will be bound by all of its terms by executing the investor certification form included as Appendix B to this prospectus.

Additional sales

From time to time, the Fund may sell additional Interests to Qualified Investors.  In deciding whether to commence sales, the Fund  will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.  The minimum additional contribution to the capital of the Fund is $25,000.  For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, the minimum required initial contribution to the capital of the Fund is $25,000.

GENERAL INFORMATION

The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company.  The Fund was formed as a limited liability company under the laws of the State of Delaware, under the name UBS PW Tamarack International Fund, L.L.C., on February 14, 2001 and commenced operations on July 2, 2001.  The Fund's address is c/o UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019 and its telephone number is (212) 882-5000.

UBS TAMARACK INTERNATIONAL FUND, L.L.C.
Limited Liability Company Interests
______________________________
PROSPECTUS
  May 1, 2010
______________________________
UBS FINANCIAL SERVICES INC.
______________________________

APPENDIX A

UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of UBS PW Tamarack International Fund, L.L.C. (the "Fund") is dated and effective as of February 14, 2001 by and among the Organizational Member, PWAdmin and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of February 14, 2001 and filed with the Secretary of State of the State of Delaware on February 14, 2001;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

_________________________________

ARTICLE I

DEFINITIONS
_________________________________

For purposes of this Agreement:

Administration Fee means the fee paid to PWAdmin out of the Fund's assets, and debited against Members' Capital Accounts, for PWAdmin Services.

Adviser means PW Tamarack Management, L.L.C. or any affiliate thereof or successor thereto.

Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate means affiliated person as such term is defined in the 1940 Act.

Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.

Allocation Change means, with respect to each Member for each Allocation Period, the difference between:

(1)
the sum of (a) the balance of such Member's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than any Incentive Allocation to be debited against such Member's Capital Account), plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Member, plus (d) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.6 hereof other than Administration Fees; and

(2)
the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund, plus (c) any credits to such Member's Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Member.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

Allocation Period means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:
(1)	December 31st of each year;
(2)	the date of a final distribution pursuant to Section 6.2 hereof;
(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of such Member;
(4)
the day as of which the Fund admits as a substituted Member a person to whom the Interest (or a portion thereof) of such Member has been Transferred (unless there is no change in beneficial ownership);

(5)	the day as of which the status of the Adviser as the Special Advisory Member is terminated pursuant to Section 4.1(a) hereof;
(6)	the day preceding any day as of which such Member becomes a Special Member; or
(7)	the day on which such Member ceases to be a Special Member.

Board means the Board of Directors established pursuant to Section 2.6 hereof.

Capital Account means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

Capital Percentage means a percentage established for each Member as of each Expense Allocation Date.  The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date.  The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.
Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Closing Date means the first date on or as of which a Member other than the Organizational Member, PWAdmin or the Special Advisory Member is admitted to the Fund.
Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

Delaware Act means the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board.  Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Expense Allocation Date means the Closing Date, and thereafter each day, through and including the date which is twelve months after the Closing Date, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;
(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;
(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;
(4)	the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or
(5)
any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Fund Percentage means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period.  The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period.  The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

Incentive Allocation means, with respect to any Member, other than a Special Member, 20% (and, as respects a Special Member, such percentage as the Adviser shall have agreed with such Special Member) of the amount, determined as of the close of each Allocation Period with respect to such Member (appropriately adjusted for any partial repurchases or partial Transfers of Interests), by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Adviser or any other insurance policy, the benefits of which are payable to the Fund.

Interest means the entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Advisory Agreement means the investment advisory agreement entered into between the Adviser and the Fund, as from time to time in effect.

Loss Recovery Account means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

(1)
As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

(2)
The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or Transfer, and (ii) the denominator of which is equal to the balance of such Member's Capital Account immediately before giving effect to such repurchase or transfer.

No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

Member means any person who shall have been admitted to the Fund as a member (including any person who is a Special Member) until the Fund repurchases the entire Interest of such person pursuant to Section 4.6 hereof or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund.  For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

Negative Allocation Change has the meaning given such term in the definition of Allocation Change.

Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(1)	the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;
(2)
any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period; and

(3)	Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.11 hereof.

1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Organizational Expenses means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

Organizational Member means Mitchell A. Tanzman.

Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Positive Allocation Change has the meaning given such term in the definition of Allocation Change.

PWAdmin means PW Fund Advisor, L.L.C. or any successor thereto, in its administrative capacity under the agreement contemplated by Section 3.8(a) hereof.  PWAdmin shall constitute a "manager" of the Fund within the meaning of the Delaware Act.  PWAdmin also shall constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest.

PWAdmin Services means such administrative services as PWAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

Special Advisory Account means a Capital Account established and maintained on behalf of the Special Advisory Member pursuant to Section 5.3(e) hereof to which amounts are credited under Section 5.8(a) hereof.

Special Advisory Member means the Adviser in its capacity as the investment adviser to the Fund.

Special Member means such Members as the Adviser shall determine from time to time, in its sole discretion, to be key employees, or directors of the Adviser and its affiliates, and members of their immediate families, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.

Tax Matters Partner means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

Transfer means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

Voting Interest means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.

_________________________________________________
ARTICLE II
ORGANIZATION; ADMISSION OF MEMBERS; BOARD
_________________________________________________

2.1           Formation of Limited Liability Company.

The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2           Name.

The name of the Fund shall be "UBS PW Tamarack International Fund, L.L.C." or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.  The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

2.3           Principal and Registered Office.

The Fund shall have its principal office at the principal office of PWAdmin, or at such other place designated from time to time by the Board.

The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4           Duration.

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           Business of the Fund.

(a)           The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise.  PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of PWAdmin be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

(b)           The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6           The Board.

(a)           The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board.  The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director.  The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

(b)           Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof.  If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members.  The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

(c)           If no Director remains, PWAdmin shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7           Members.

The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine.  Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof.  The Board, in its absolute discretion, may reject requests to purchase Interests in the Fund.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.  Each of PWAdmin and the Organizational Member hereby is admitted as a Member on the date hereof.

2.8           Special Advisory Member.

Upon signing this Agreement, the Adviser shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement.  The Interest of the Special Advisory Member shall be non-voting.  If at any time the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

2.9           Organizational Member.

Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

2.10           Both Directors and Members.

A Member may at the same time be a Director and a Member, or a Special Advisory Member and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

2.11           Limited Liability.

Except as otherwise provided under applicable law, no Member, Director or Special Advisory Member shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member.  Notwithstanding any other provision of this Agreement, PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by PWAdmin, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Capital Account in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Capital Accounts of all Members of the Fund in such Fiscal Year; and provided further that the provisions of this Section 2.10 shall not affect the obligations of Members under Section 18-607 of the Delaware Act.

_____________________________
ARTICLE III

MANAGEMENT
_____________________________

3.1           Management and Control.

(a)           Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder.  No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act.  During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund and PWAdmin shall continue to provide the PWAdmin Services to the Fund.

(b)           Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund.  The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c)           Members (other than PWAdmin, and the Adviser if it should become a Member, other than the Special Advisory Member) shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(d)           The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2           Actions by the Board.

(a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b)           The Board may designate from time to time a Chairman who shall preside at all meetings.  Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine.  Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Directors then in office shall constitute a quorum at any meeting.

(c)           The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

3.3           Meetings of Members.

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine.  The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.1  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest.  The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4           Custody of Assets of the Fund.

The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

3.5           Other Activities of Members (Including PWAdmin), Directors and the Adviser.

(a)           None of the Directors, PWAdmin nor the Adviser shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

____________________________________________
1   Effective May 18, 2005, the quorum requirement was reduced to one-third of the total number of votes eligible to be cast.

(b)           Any Member (including PWAdmin), Director or the Adviser, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member shall have any rights in or to such activities of any other Member, Director, the Adviser or Affiliates of any of them, or any profits derived therefrom.

3.6           Duty of Care.

(a)           The Directors, PWAdmin, including any officer, director, member, partner, principal, employee or agent of PWAdmin, and the Adviser, including any officer, director, member, principal, employee or agent of the Adviser and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

(b)           A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

3.7           Indemnification.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Adviser (including for this purpose each affiliate (including PWAdmin), officer, director, member, partner, principal, employee or agent of the Adviser or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Adviser or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, the Adviser or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by PWAdmin, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)           Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

3.8           Fees, Expenses and Reimbursement.

(a)           So long as PWAdmin (or its affiliates) provides PWAdmin Services to the Fund, it shall be entitled to receive such fees as may be agreed to by PWAdmin and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

(b)           The Board may cause the Fund to compensate each Director for his or her services hereunder.  In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c)           The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by PWAdmin pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.  Expenses to be borne by the Fund include, but are not limited to, the following:

(1)
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

(2)	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;
(3)
the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;
(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, PWAdmin or the Directors;
(6)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;
(7)
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

(8)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;
(9)	fees of custodians and other persons providing administrative services to the Fund; and
(10)	such other types of expenses as may be approved from time to time by the Board.

The Adviser and PWAdmin shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

(d)           The Fund from time to time, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

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ARTICLE IV

TERMINATION OF STATUS OF ADVISER AND DIRECTORS;
TRANSFERS AND REPURCHASES
____________________________________________________

4.1           Termination of Status of the Adviser.

The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

4.2           Termination of Status of a Director.

The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

4.3           Removal of the Directors.

Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

4.4           Transfer of Interests of Members.

(a)           An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion).  In addition, the Board may not consent to a Transfer of an Interest or a portion thereof of a Member unless the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements.  If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest.  If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor.  Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member.  The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement.  Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.  Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

(b)           Each transferring Member shall indemnify and hold harmless the Fund, the Directors, PWAdmin, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.5           Transfer of Interests of Special Advisory Member.

The Adviser may not Transfer its Interest as the Special Advisory Member.

4.6           Repurchase of Interests.

(a)           Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof.  The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders.  In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;
(2)	the liquidity of the Fund's assets;
(3)	the investment plans and working capital requirements of the Fund;
(4)	the relative economies of scale with respect to the size of the Fund;
(5)	the history of the Fund in repurchasing Interests or portions thereof;
(6)	the condition of the securities markets; and
(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

(b)           The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Fund under Section 4.6(a) hereof.

(c)           If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board within 60 days of the effective date of such termination, tender to the Fund for repurchase all or any portion of its Capital Account.  Not later than 30 days after the receipt of such notice, the Board shall cause such tendered portion of the Capital Account to be repurchased by the Fund for cash.

(d)           The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)
such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)
ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)
continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or
(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

(e)           Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value.  All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof.  The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

_______________________
ARTICLE V
CAPITAL
_______________________

5.1           Contributions to Capital.

(a)           The minimum initial contribution of each Member (other than PWAdmin and the Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board may determine from time to time.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

(b)           The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided herein.

(c)           Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution.  The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due.  The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

5.2           Rights of Members to Capital.

No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3           Capital Accounts.

(a)           The Fund shall maintain a separate Capital Account for each Member.

(b)           Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

(c)           Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to the provisions of this Article V.

(d)           Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to the provisions of this Article V.

(e)           The Fund shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member to which amounts shall be credited pursuant to Section 5.8 hereof.  The Special Advisory Account shall have an initial balance of zero.

(f)           If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

5.4           Allocation of Net Profit and Loss.

As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

5.5           Allocation of Insurance Premiums and Proceeds.

(a)           Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

(b)           Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

5.6           Allocation of Certain Withholding Taxes and Other Expenditures.

(a)           If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess.  The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

(b)           Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, and any other Fund items, to the extent determined by the Board to have been paid or incurred or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items.  Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.7           Reserves.

(a)           Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to PWAdmin or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate.  The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

(b)           If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

(c)           If any amount is required by paragraph (a) or (b) of this Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required.  In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.8           Incentive Allocation.

(a)           So long as the Adviser serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member (other than PWAdmin and the Adviser) as of the last day of each Allocation Period with respect to such Member and the amount so debited shall be credited to the Special Advisory Account, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members as have been designated in any written notice delivered by the Adviser to the Fund within 90 days after the close of such Allocation Period.

(b)           By the last business day of the month following the date on which any amounts are credited to the Special Advisory Account pursuant to Section 5.8(a) above, the Special Advisory Member may withdraw up to 100% of any such amounts (computed on the basis of unaudited data) that were credited to the Special Advisory Account.  Within 30 days after the completion of the audit of the Fund's books for the year in which any such amounts were credited to the Special Advisory Account, the Fund shall pay to the Special Advisory Member any additional amounts determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amounts that were credited to the Special Advisory Account.

5.9           Tax Allocations.

For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof).  Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

If the Fund realizes capital gain or loss (including short-term capital gain or loss) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such gain or loss to any such withdrawing Member up to an amount by which the total of such Member's Capital Account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code).

Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable gains (including short-term capital gains) for Federal income tax purposes in any Fiscal Year with respect to which any amounts are credited to the Special Advisory Account under Section 5.8(a) hereof, the Board (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member up to an amount by which the sum total of any such credited amounts exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its Interest as of the time it withdraws any such credited amounts under Section 5.8(b) hereof.

5.10           Distributions.

(a)           The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentages.  Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

(b)           The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law.  For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

(c)           Notwithstanding anything to the contrary contained herein, none of the Directors or the Members (including PWAdmin), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

5.11           Allocation of Organizational Expenses.

(a)           As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

(b)           As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.11 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

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ARTICLE VI

DISSOLUTION AND LIQUIDATION
_______________________________

6.1           Dissolution.

(a)           The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;
(2)	upon the failure of Members to approve of successor Directors at a meeting called by PWAdmin in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;
(3)
upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Adviser to dissolve the Fund;
(5)	upon termination of the Investment Advisory Agreement; or
(6)	as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           Liquidation of Assets.

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund.  Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof.  The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)
in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis;
(3)	the Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.8 hereof; and
(4)
the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(4).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

_______________________________________________

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
_________________________________________________

7.1           Accounting and Reports.

(a)           The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund.  The Fund's accounts shall be maintained in U.S. currency.

(b)           After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

7.2           Determinations By the Board.

(a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by PWAdmin, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)           The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3           Valuation of Assets.

(a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

______________________________

ARTICLE VIII

MISCELLANEOUS PROVISIONS
______________________________

8.1           Amendment of Limited Liability Company Agreement.

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) PWAdmin (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

(b)           Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;
(2)	reduce the Capital Account of a Member or the Special Advisory Account other than in accordance with Article V; or
(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

(c)           By way of example only, the Board, and PWAdmin at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;
(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

(3)
amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

(d)           The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2           Special Power of Attorney.

(a)           Each Member hereby irrevocably makes, constitutes and appoints PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);
(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and
(3)
all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3           Notices.

Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund).  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4           Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5           Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6           Choice of Law; Arbitration.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)           Each Member and the Special Advisory Member agree to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Member understands that:

(1)	arbitration is final and binding on the parties;
(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;
(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;
(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and
(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), to the fullest extent permitted by law.  The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law.  Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

8.7           Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members (including PWAdmin), Directors, the Special Advisory Member and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8           Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9           Merger and Consolidation.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

8.10           Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11           Confidentiality.

(a)           A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

(c)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

(d)           The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

8.12           Certification of Non-Foreign Status.

Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status.  Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

8.13           Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14           Entire Agreement.

This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.  It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members.  The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

8.15           Discretion.

To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

8.16           Counterparts.

This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

8.17           Tax Matters Partner

PWAdmin hereby is designated as the "tax matters partner" under the Code for the Fund.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES A-27-A-28 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGE A-29.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER:

/s/ Mitchell A. Tanzman
Mitchell A. Tanzman

PW FUND ADVISOR, L.L.C.:

By:	/s/ Daniel Archetti
Name: Daniel Archetti
Title: Authorized Person

PW TAMARACK MANAGEMENT, L.L.C.

By:	/s/ Daniel Archetti
Name: Daniel Archetti
Title: Authorized Person

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

/s/ Meyer Feldberg
Meyer Feldberg, Director

/s/ George W. Gowen
George W. Gowen, Director

/s/ Stephen H. Penman
Stephen H. Penman, Director

SCHEDULE I
Directors
Name and Address

Meyer Feldberg c/o UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019

George W. Gowen c/o UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019

Stephen H. Penman c/o UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019

AMENDMENT TO
UBS TAMARACK INTERNATIONAL FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT

THIS AMENDMENT, dated as of April 11, 2008 (this "Amendment"), is made pursuant to Section 8.1(a)(i) of the Limited Liability Company Agreement dated as of February 14, 2001 (as previously amended, the "Agreement"), of UBS Tamarack International Fund, L.L.C. (the "Fund").

WHEREAS, a certificate of formation of the Fund, a limited liability company under the laws of the State of Delaware, was filed with the Delaware Secretary of State on February 14, 2001.

WHEREAS, an amendment to the certificate of formation was filed with the Delaware Secretary of State on April 6, 2001 changing the name of the Fund from "PW Cypress Fund, L.L.C." to "UBS PW Tamarack International Fund, L.L.C."

WHEREAS, an amendment to the certificate of formation was filed with the Delaware Secretary of State on June 10, 2003 changing the name of the Fund from "UBS PW Tamarack International Fund, L.L.C." to "UBS Tamarack International Fund, L.L.C."

WHEREAS, at a meeting held on February 26, 2008, the Directors approved the amendment of certain provisions of the Agreement, as set forth herein.

NOW, THEREFORE, the Directors hereby agree as follows:

SECTION 1.  Amendments.  The Agreement shall be amended as follows:

1.1           Section 5.9 shall be deleted in its entirety and replaced with the following:

"Section 5.9 Tax Allocations.

For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account(s) for the current and prior Fiscal Year (or relevant portions thereof).  Allocations under this Section 5.9 shall be made pursuant to the principles of Section 704(b) and 704(c) of the Code, and Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirements of Regulations Section 1.704-1(b)(2)(ii)(d).

If the Fund realizes ordinary income and/or capital gains (including short-term capital gains) for Federal income tax purposes (collectively, "income"), or deductions, ordinary losses and/or capital losses (including long-term capital losses) for Federal income tax purposes (collectively, "losses") for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such income or losses to any such withdrawing Member up to an amount by which the total of such Member's Capital Account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code).

Notwithstanding anything to the contrary in the foregoing, if the Fund realizes ordinary income and/or capital gains (including long-term capital gains) for Federal income tax purposes in any Fiscal Year with respect to which any amounts are credited to the Special Advisory Account under Section 5.8(a) hereof, the Board (at the request of the Special Advisory Member) may specially allocate such income or gains to the Special Advisory Member up to an amount by which the sum total of any such credited amounts exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its Interest as of the time it withdraws any such credited amounts under Section 5.8(b) hereof."

1.2           Article 1 shall be amended with respect to the following definitions:

(1)           The definition of "Administration Fee" shall be amended to replace all references to "PW Admin" with "UBSAdmin" and to replace all references to "PW Admin Services" with "UBSAdmin Services."

(2)           The definition of "Adviser" shall be deleted in its entirety and replaced with the following:

"Adviser means UBS Fund Advisor, L.L.C. or any successor investment adviser to the Fund, in its capacity as investment adviser under the Investment Advisory Agreement.  The Adviser shall constitute a "manager" of the Fund within the meaning of the Delaware Act."

(3)           The definition of "Closing Date" shall be amended to replace "PW Admin" with "UBSAdmin."
(4)           The definition of "PW Admin" shall be deleted in its entirety.
(5)           The definition of "PW Admin Services" shall be deleted in its entirety.
(6)           The following definitions shall be inserted immediately after the definition of "Transfer":

"UBSAdmin means UBS Fund Adviser L.L.C., or any successor thereto.  UBSAdmin shall constitute a "manager" of the Fund within the meaning of the Delaware Act.  UBSAdmin shall also constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest."

"UBSAdmin Services means such administrative services as UBSAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof."

1.3           Articles II-VIII shall be amended by replacing all references to "PW Admin" and with "UBSAdmin," and by replacing all references to "PW Admin Services" with "UBSAdmin Services" throughout.

SECTION 2.  Continued Effect.  Except as expressly amended in Section 1, the Agreement shall continue in full force and effect without change.

IN WITNESS WHEREOF, this Amendment has been executed as of the date written above.
UBS FUND ADVISOR, L.L.C.,
as attorney-in-fact

By:	/s/ Robert Aufenanger
Name: Robert Aufenanger
Title: Principal Accounting Officer

Appendix B

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS TAMARACK INTERNATIONAL FUND, L.L.C. PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND.  IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED.  Please promptly return a completed Investor Certification to your Financial Advisor. Generally, this Investor Certification must be received four business days prior to month's end in order to invest in the Fund's next monthly closing.

UBS TAMARACK INTERNATIONAL FUND, L.L.C. INVESTOR CERTIFICATION

This Certificate relates to a potential investment in UBS Tamarack International Fund, L.L.C. (the "Fund").

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of law for me to provide this Certificate if I know that it is not true.  I have read Fund's prospectus dated May 1, 2010 (the "Prospectus"), including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment.  I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Limited Liability Company Agreement (the "Agreement") and my independent investigation.  I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me.  I understand that there is very limited liquidity associated with an investment in the Fund and I have carefully read and understand the "Redemptions, Repurchases of Interest and Transfers" section in the Prospectus.  I understand that I may not be able to withdraw from the Fund as I want or have a need to.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered and determined the following and an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBS Financial Services, Inc., the Directors, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.

By signing below, I confirm that, as of the date of my investment and as of this date, the investment objective and risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive/speculative," and I execute and agree to be bound by the terms of the Agreement, including the pre-dispute arbitration clause in Section 8.6 and its Power of Attorney provisions, a form of which is set forth in Appendix A to the Prospectus.  I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

☐ Please check this box if this is an additional investment in the Fund. UBS Account Number: SSN/TAX ID Number: ☐☐ ☐☐☐☐☐ ☐☐ ☐☐☐ ☐☐ ☐☐☐☐	Investor Signature: __________________ Date: ________________ Print Investor Name: ________________________________

For Financial Advisors and Branch Managers Only:

Investor Suitability:  With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:

(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and

(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client’s age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any  other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b)  the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client’s financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; and (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund.

Will this investment result in the client holding more than 30% of his/her net worth as evidenced on CAI in Alternative Investments?    ☐ YES      ☐   NO

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth), I have ascertained from the appropriate parties (such as the client’s trustee or general partner) that all of the client’s beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.

FA Signature: _______________________________   FA Name: ____________________________   Division: __________  Date: ____________  Tel #:  _________________

Financial Advisors must reconcile the information listed on this certification with the client’s account records, including updating the client’s net worth, objectives and any other relevant information.

Branch Manager Signature:  I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account Information, and I agree, based upon the information known to me, with the Financial Advisor’s determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature: _________________________________                 BOM Name: ____________________________Date**: _______________

** The CAI information must be up-to-date prior to submission of this form.

*   As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

STATEMENT OF ADDITIONAL INFORMATION
UBS TAMARACK INTERNATIONAL FUND, L.L.C.
1285 Avenue of the Americas
New York, New York 10019
(212) 882-5000
toll-free (800) 486-2608
__________________
  May 1, 2010
__________________

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of UBS Tamarack International Fund, L.L.C. (the "Fund"), dated May 1, 2010.  A copy of the Fund's prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the prospectus.

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES	1
REPURCHASES AND TRANSFERS OF INTERESTS	7
DIRECTORS	8
CODE OF ETHICS	15
PROXY VOTING POLICIES AND PROCEDURES	15
INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	16
CONFLICTS OF INTEREST	19
TAX ASPECTS	22
ERISA CONSIDERATIONS	42
BROKERAGE	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	45
CUSTODIAN	45
SUMMARY OF LLC AGREEMENT	45
FINANCIAL STATEMENTS	48

ADDITIONAL INVESTMENT POLICIES
The investment objective and principal investment strategies of UBS Tamarack International Fund, L.L.C. (the "Fund"), as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus.  Capitalized terms used but not defined herein, have the meanings assigned to them in the Fund's prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below.  For the purposes of this statement of additional information ("SAI"), "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less.  The Fund may not:

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Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

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Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

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Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

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Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

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Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes and options on indexes.
•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include: short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.

Certain Portfolio Securities and Other Operating Policies

Foreign Securities.

General.  The Fund invests in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  These factors are listed in the prospectus under "Risk Factors—Investments in foreign securities."

The Fund may, but is not required to, attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security.  This technique would allow the Fund to "lock in" the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of foreign securities.  There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when UBS Tamarack Management, L.L.C. (the "Adviser") anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio.  The Fund also may engage in currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies).  These transactions may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar.  There can be no assurance that the Fund will engage in these strategies or that these strategies will be successful.  See "—Special Investment Techniques."

Money Market Instruments.  The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances.  The Fund also may invest in these instruments pending allocation of the offering proceeds.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.  The Fund does not intend to invest in money market instruments in pursuit of capital appreciation.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund's investment portfolio.

Special Investment Techniques

The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities, for cash management and for non-hedging purposes to pursue the Fund's investment objective.  These techniques may involve the use of derivative transactions.  The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.  To the extent necessary to comply with SEC staff positions, the Fund will segregate liquid assets in respect of its derivative positions.

Derivatives.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options.  The Fund may engage in options transactions.  The Fund also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position.  It is the position of the SEC staff that over-the-counter options and the securities used to cover them are illiquid.  Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

A covered call option, which is a call option with respect to which the Fund owns the underlying security, that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option, which is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security.  The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

Warrants.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements.  The Fund may enter into equity, interest rate, index and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

The Fund may purchase cash-settled options on swaps.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms and may be considered to be illiquid.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis."  Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Call and Put Options On Securities Indexes.  The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective.  A stock index fluctuates with changes in the market values of the stocks that comprise the index.  Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or segments thereof.  This requires different skills and techniques than forecasting changes in the price of individual stocks.

Lending Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' cash collateral.  Interest earned may offset, and thus reduce, Fund expenses.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  The Fund does not intend to lend portfolio securities in pursuit of capital appreciation.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets.  In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation.  In such cases, the Fund may incur a loss.

REPURCHASES AND TRANSFERS OF INTERESTS

Involuntary Repurchases

The Fund may repurchase an Interest or portion of an Interest of an investor or any person acquiring an Interest or portion thereof from or through an investor if:

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such an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor;

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ownership of such an Interest by an investor or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

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continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any investors to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an investor in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or
•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interest that it holds in its capacity as an investor.  The Adviser also is entitled to withdraw its interests from its Special Advisory Account (as defined herein under "Summary of LLC Agreement—Investor Interests") at the times described under "Management of the Fund—Incentive Allocation" in the Fund's prospectus.

Transfers of Interests

No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion.  Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances, generally in connection with a transfer that does not result in a change of beneficial ownership.  By way of example, the following transfers will not be deemed to result in a change of beneficial ownership: transfers between investors having the same social security or tax identification number; transfers between spouses; transfers from individual to joint accounts; transfers from self-directed pension plans to IRA rollover accounts; and transfers from an individual to a revocable trust established by that individual.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS Americas and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, meets the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder, and must be accompanied by a properly completed investor certification.

Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement.  If an investor transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor.  Each investor and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.  If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to repurchase its Interest.

The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, UBS Fund Advisor, L.L.C. ("UBSFA"), each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all of the Independent Directors (as defined below)) holds regularly scheduled meetings and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's Directors not be "interested persons" (as defined in the Investment Company Act) of the Fund and as such are not affiliated with the Adviser ("Independent Directors").  To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors.  Currently, three of the Fund's four Directors are Independent Directors.  The Chairman of the Board, Meyer Feldberg, is an interested person of the Fund solely as a consequence of his affiliation with a broker-dealer with which the UBS Financial Services Alternative Investment Group of Funds may do business.  Mr. Feldberg is not affiliated with UBS Financial Services or its affiliates.  The Fund's Directors, including its three Independent Directors, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.  Independent Directors have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.  As a result, the Board has determined that its leadership structure, in which no individual Independent Director has been designated to lead all the Independent Directors, is appropriate in light of the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

Information About Each Director's Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years

INDEPENDENT DIRECTORS

George W. Gowen (80) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller.	11	None

Stephen H. Penman (63) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term — Indefinite Length—since Commencement of Operations	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	11	None

Virginia G. Breen (45) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term — Indefinite Length—since January 2008	General Partner of Sienna Ventures; General Partner of Blue Rock Capital.	11	Director of: Modus Link, Inc.; Excelsior Absolute Return Fund of Funds, L.L.C.; Excelsior Buyout Investors, L.L.C.; Excelsior LaSalle Property Fund, Inc.; UST Global Private Markets Fund, L.L.C.

INTERESTED DIRECTOR

Meyer Feldberg (68)3 UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	59	Director of: Primedia, Inc.; Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.

OFFICER(S) WHO ARE NOT DIRECTORS

Robert F. Aufenanger (56) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Principal Accounting Officer	Term — Indefinite Length—since May 1, 2007
Executive Director of UBS Alternative Investments US since April 2007.  Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003-2007.
			N/A	N/A

Frank S. Pluchino (50) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Chief Compliance Officer	Term — Indefinite Length—since July 19, 2005	Executive Director of Compliance of UBS Financial Services Inc. since 2003 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. since October 2006.	N/A	N/A

Michael A. Perry (43) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Principal Executive Officer	Term — Indefinite Length—since February 25, 2010	Managing Director of UBS Alternative Investments US since February 2010. Prior to February 2010, Managing Director at Merrill Lynch & Co. from 1995-2009.	N/A	N/A

1  The Fund commenced operations on July 2, 2001.

2  Of the 59 funds/portfolios in the complex, 48 are advised by an affiliate of UBS Financial Services Inc. and 11 comprise the UBS Alternative Investments US (the "Alternative Investments group") group of funds.

3  Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the UBS Financial Services Alternative Investments group of funds may do business.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses.  The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness.  However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

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Virginia G. Breen – Ms. Breen was an Investment Analyst with DLJ's Investment Banking Group from 1987 to 1988, and, prior to that, worked as a Systems Analyst and Product Marketing Engineer at Hewlett-Packard.  Ms. Breen then worked with the Sprout Group, the venture capital affiliate of Credit Suisse First Boston from 1988 to 1995, where she rose to the position of Vice President.  Since August 1995, Ms. Breen has been General Partner of Blue Rock Capital, L.P., a venture capital firm, which she co-founded, that invests in information technology and service businesses.  Since 2002, Ms. Breen has also been a General Partner with Sienna Ventures, a venture capital firm that invests in information technology and service businesses.  Ms. Breen received her M.B.A. with Highest Honors from Columbia University and her undergraduate degree in Computer Science with Electrical Engineering from Harvard College.

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Meyer Feldberg – Mr. Feldberg has been Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School at Columbia University since June 2004.  Prior to that time, he served as the Dean of the Columbia Business School at Columbia University from 1989 to June 2004.  He is currently serving as a Senior Advisor at Morgan Stanley.  In 2007, New York City Mayor Michael Bloomberg appointed Mr. Feldberg as the President of New York City Global Partners, an office in the Mayor's office that manages the relationships between New York City and other global cities around the world.  Mr. Feldberg has had more than 30 years' experience in higher education.  Before becoming the Dean of the Columbia Business School, he was Dean of the University of Cape Town's Graduate School of Business (1972-1979), Director of Executive Education and Associate Dean at Northwestern University's J.L. Kellogg Graduate School of Management (1979-1981), Dean of Tulane University's A.B. Freeman School of Business (1981-1986) and President of the Illinois Institute of Technology (1986-1989).  Mr. Feldberg received his B.A. from the University of Witwatersrand, his M.B.A. from Columbia Business School in 1965 and his Ph.D. from the University of Cape Town.

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George W. Gowen – Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller LLP and practices in the firm's corporate, trusts and estates and charitable institutions groups.  He represents individuals and has served on the boards of investment and manufacturing companies, as counsel to leading sports organizations, on United Nations Commissions and as chief executive of environmental and humane organizations.  Mr. Gowen received his B.A. from Princeton University and his J.D. from the University of Virginia.

•
Stephen H. Penman – Mr. Penman is the George O. May Professor in the Graduate School of Business, Columbia University.  He also serves as Co-Director of the Center for Excellence in Accounting and Security Analysis at Columbia University.  Prior to his appointment at Columbia in 1999, he was the L.H. Penney Professor in the Walter A. Haas School of Business at the University of California at Berkeley.  From 1990-95 Mr. Penman served as Chairman of the Professional Accounting Program and Chairman of the Accounting Faculty at Berkeley where he initiated and chaired the Haas School's Annual Conference on Financial Reporting.  He has served as a Visiting Professor at Columbia University and the London Business School, and as the Jan Wallander Visiting Professor at the Stockholm School of Economics.  Mr. Penman's research is concerned with the valuation of equity and the role of accounting information in security analysis.  He has published widely in finance and accounting journals and has conducted seminars on fundamental analysis and equity evaluation for academic and professional audiences.  In 1991, he was awarded the notable Contribution to Accounting Literature Award by the American Accounting Association and the American Institute of Certified Public Accountants, and in 2002 was awarded the American Accounting Association and Deloitte & Touche Wildman Medal for his book, Financial Statement Analysis and Security Valuation.  He is editor of the Review of Accounting Studies and is on the editorial board of the Schmalenbach Business Review.  Mr. Penman received a first-class honors degree in Commerce from the University of Queensland, Australia, and M.B.A. and Ph.D. degrees from the University of Chicago.  In 2009, he was awarded an Honorary Doctorate by the Stockholm School of Economics.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Director has prepared them to be effective Directors.  The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

The Directors serve on the Board for terms of indefinite duration.  A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity.  A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors.  In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors.  The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving.  If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of each of the Audit Committee and the Nominating Committee are Virginia G. Breen, George W. Gowen and Stephen H. Penman, constituting all of the Independent Directors of the Fund.  Mr. Penman currently is the Chairman of the Audit Committee, and Mr. Gowen currently is the Chairman of the Nominating Committee.  The function of the Audit Committee is to (1) oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements, and (3) approve prior to appointment the engagement of the Fund's independent auditors and review the independent auditors' qualifications and independence and the performance of the independent auditors.  The Audit Committee met twice during the fiscal year ended December 31, 2009.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund.  The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Directors made by Fund management and by Fund investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.  The Nominating Committee did not meet during the fiscal year ended December 31, 2009.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by the Director within the Fund Complex, in each case as of December 31, 2009.  The Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in Fund Complex
Virginia G. Breen	None	None
Meyer Feldberg	None	Over $100,000
George W. Gowen	None	None
Stephen H. Penman	None	None

As of December 31, 2009, none of the Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund For the Calendar Year Ended December 31, 2009	Total Compensation from Fund and Fund Complex Paid to Board Members For the Calendar Year Ended December 31, 2009

Virginia G. Breen	$13,500	$161,000(11)*
Director

Meyer Feldberg**	$14,352	$209,696 (59)*
Chairman and Director

George W. Gowen	$13,500	$161,000 (11)*
Director

Stephen H. Penman	$14,778	$174,750 (11)*
Director

*  Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director served as of December 31, 2009.  Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of UBSFA, with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

**  Interested Director.

The Directors will each be paid by the Fund an annual retainer of $7,500, per meeting fees of $1,000, and $250 in the case of telephonic meetings.  In addition, the Chairman of the Board will receive an additional annual fee of $10,000, and the Chairman of the Audit Committee will receive an additional annual fee of $15,000, in each case split equally among the alternative investment funds of the Alternative Investments group, including the Fund.  All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Directors do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

The Alternative Investments group has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act that applies to the Fund, the Adviser and UBS Financial and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund.  The code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850.  The code is available on the EDGAR database on the SEC's website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Reach Capital Management, L.L.C. ("ReachCapital"), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the "Voting Guidelines").  The Voting Guidelines provide as follows:

•	In voting proxies, ReachCapital is guided by general fiduciary principles. ReachCapital's goal is to act prudently, solely in the best interest of the Fund.
•
ReachCapital attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	ReachCapital, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

ReachCapital applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between ReachCapital's interests and those of its clients before voting proxies on behalf of such clients.  ReachCapital relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•
ReachCapital's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ReachCapital with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ReachCapital's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•
Such designated persons work with appropriate personnel of ReachCapital to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence ReachCapital's decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  ReachCapital shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, ReachCapital may vote proxies notwithstanding the existence of the conflict.
•
If it is determined that a conflict of interest is material, such designated persons will work with appropriate personnel of ReachCapital to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

•	disclosing the conflict to the Fund's Board of Directors and obtaining the consent from the Fund's Board of Directors before voting;
•	suggesting to the Fund that it engage another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.
•	ReachCapital shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how ReachCapital (and thus the Adviser) voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (212) 882-5000, or toll-free at (800) 486-2608, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of February 14, 2001 ( the "Investment Advisory Agreement").

The Adviser was formed as a Delaware limited liability company on February 14, 2001 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser's offices  are located at 1285 Avenue of the Americas, New York, New York 10019, and the Adviser's telephone number is (800) 486-2608.  The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 1285 Avenue of the Americas, New York, New York 10019.

The Adviser is a joint venture between UBSFA and ReachCapital.  UBSFA is the managing member of the Adviser and oversees the Adviser's provision of investment advice and day-to-day management to the Fund.  ReachCapital provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Fund's investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund.  The Investment Advisory Agreement was initially approved by the Fund's full Board and by the Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund or the Adviser at a meeting held in person on February 14, 2001, and also was approved on such date by the Fund's Organizational Member, as defined in the LLC Agreement.  The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Fund's Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.  The term of the Investment Advisory Agreement continues in effect from year to year if its continuance is approved annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

During the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2006, the Fund paid $1,971,247, $9,996,485 and $15,151,918, respectively, to the Adviser pursuant to the Investment Advisory Agreement.

The Administrator

During the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007, the Fund did not pay any fees to the Administrator pursuant to the Administration Agreement.

Portfolio Management

The Fund's portfolio managers (the "Portfolio Managers") manage multiple accounts in addition to the Fund, including other pooled investment vehicles (hedge funds) and separately managed accounts.

The Portfolio Managers' goal is to provide high quality investment services to all of their clients, including the Fund.  ReachCapital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts.  For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities.  Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts.  Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed.  Additionally, ReachCapital could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund.  The Adviser periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear.  For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts.  The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

All accounts managed by ReachCapital are currently charged similar advisory and performance fees.  However, a potential conflict of interest could arise if ReachCapital were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers' compensation.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and an annual supplemental distribution paid by ReachCapital and not by the Fund.  A portion of each Portfolio Manager's annual compensation may be received in the form of a contribution to an individual retirement account of up to 25% of his earned salary, subject to limits under the Internal Revenue Code of 1986, as amended (the "Code").  Because the Portfolio Managers are the sole equity owners of ReachCapital, the supplemental distribution that each receives from ReachCapital is generally equal to his proportionate share of the annual net profits earned by ReachCapital from advisory fees and performance-based fees derived from its client accounts, including the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and approximate assets under management in those accounts as of the end of the Fund's most recent fiscal year.  All such accounts, and the assets managed thereunder, bear performance-based advisory fees.

Nigel Hart
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

0	N/A	2	$8,000,000	0	N/A

Pieter Taselaar
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

0	N/A	2	$8,000,000	0	N/A

As an equity owner of ReachCapital, which in turn is a member of UBS Tamarack Management, L.L.C., the Fund's Adviser, Mr. Hart may be considered to have an indirect ownership interest in the Adviser's Special Advisory Member Interest in the Fund.  As of the end of the Fund's most recent fiscal year, each of Mr. Hart and Mr. Taselaar may be considered to have been the indirect beneficial owner of interests in the Fund with a value in the range from $100,001 to $500,000.

CONFLICTS OF INTEREST

UBSFA

UBSFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "UBSFA Clients").  The Fund has no interest in these activities.  UBSFA and its officers or employees who assist UBSFA in its oversight of the Adviser are engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and UBSFA Clients.  UBSFA and its officers and employees devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

UBS Financial or its affiliates may provide brokerage and other services, including engaging in agency transactions, from time to time to one or more accounts or entities, including the Fund, managed by ReachCapital or one of its affiliates and may receive compensation for providing these services.

UBS Financial and its affiliates, in the ordinary course of their business, have in the past and may in the future, have other business relationships giving rise to compensation, such as underwriting, market-making or investment banking relationships, with ReachCapital and others involved with ReachCapital, or with parties adverse to ReachCapital.

ReachCapital

ReachCapital and certain of the investment professionals who are principals of or employed by ReachCapital or its affiliates (collectively with ReachCapital, the "ReachCapital Managers") carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts ("ReachCapital Accounts").  The Fund has no interest in these activities.  ReachCapital and the investment professionals who, on behalf of the Adviser, manage the Fund's investment portfolio are engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the ReachCapital Accounts.  Such persons devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

ReachCapital and its affiliates may engage in certain research activities through which, and its representatives may sit on the boards of certain companies, as a result of which, the Adviser may acquire confidential or material non-public information with respect to certain companies.  As a result, the Adviser may be restricted from engaging in transactions involving those company's securities on behalf of the Fund.

Participation in Investment Opportunities

The Adviser employs an investment program for the Fund that is substantially similar to the investment program employed by the ReachCapital Managers for some of the ReachCapital Accounts.  Accordingly, as a general matter, the Adviser considers participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the ReachCapital Managers for the ReachCapital Accounts.  There may be, however, circumstances under which the ReachCapital Managers may cause one or more ReachCapital Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets.  There also may be circumstances under which the ReachCapital Managers may consider participation by the ReachCapital Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund, and it is anticipated that the ReachCapital Managers will evaluate for each ReachCapital Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a ReachCapital Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment strategy of the particular entity or account.  Because these considerations may differ for the Fund and the ReachCapital Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the ReachCapital Accounts may differ considerably from time to time.  In addition, the fees and expenses of the Fund differ from those of the ReachCapital Accounts.  Accordingly, prospective investors should note that the future performance of the Fund and the ReachCapital Accounts may vary.

When the Adviser and the ReachCapital Managers determine that it would be appropriate for the Fund and one or more ReachCapital Accounts to participate in an investment opportunity at the same time, they attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the ReachCapital Accounts, in all trades.  However, no participating entity or account will receive preferential treatment over any other and the ReachCapital Managers, acting for their own accounts or ReachCapital Accounts, will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

At times, the Adviser and ReachCapital may determine that ReachCapital Accounts and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser and ReachCapital may place separate transactions for one or more ReachCapital Accounts and the Fund which may affect the market price of the investment, the execution of the transaction or the amount the Fund will be able to invest in the investment, to the detriment or benefit of one or more ReachCapital Accounts or the Fund.  Placing transactions on behalf of ReachCapital Accounts that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the ReachCapital Managers for the ReachCapital Accounts.  Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the ReachCapital Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund and the ReachCapital Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the ReachCapital Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "—Other Matters" below.

The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of UBSFA or ReachCapital, or by the ReachCapital Managers for the ReachCapital Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund.  However, the Fund may effect certain principal transactions in securities with one or more ReachCapital Accounts, except for accounts in which ReachCapital or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from ReachCapital's or any affiliate's appointment as an investment adviser to the account.  Such transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and a ReachCapital Account to sell, or the Fund to sell and a ReachCapital Account to purchase, the same security or instrument on the same day.

Future investment activities of UBSFA or ReachCapital, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of the Fund and its investors which should be considered by a prospective investor.  The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).  Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to all investors that acquire Interests other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

To ensure compliance with requirements imposed by the Service in Circular 230, you are hereby informed that (i) any tax advice contained in this SAI or the prospectus (including any opinion of counsel referred to in this SAI or the prospectus) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed herein and in the prospectus (or in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.  Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

Classification of the Fund.  The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof.  Interests in the Fund are not traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof.  The Fund is not eligible for any of those safe harbors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof.  Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations.  Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

As an entity that is properly classified as a partnership, the Fund is not itself subject to Federal income tax.  For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year.  Each item will have the same character to an investor, and will generally have the same source (either United States or foreign), as though the investor realized the item directly.  Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

Allocation of Profits and Losses.  Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes.  The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each investor's capital account for the current and prior fiscal years.

The Adviser has the discretion to allocate specially an amount of the Fund's net capital gains or losses, including short-term capital gain or loss, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds or is less than its Federal income tax basis in its interest in the Fund.  The LLC Agreement provides for an equivalent special allocation of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member.  There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation.  If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining investors would be increased.

Tax Elections; Returns; Tax Audits.  The Code provides for optional adjustments to the basis of partnership property under Code Section 734 in connection with distributions of partnership property to a partner and under Code Section 743 in connection with transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754.  Under the LLC Agreement, at the request of an investor, the Adviser, in its sole discretion, may cause the Fund to make such an election.  Any such election, once made, cannot be revoked without the Service's consent.  As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

A downward adjustment to the basis of partnership property under Code Section 734 is required in the case of a distribution of cash or property by a partnership to a partner with respect to which there is a "substantial basis reduction."  A substantial basis reduction occurs in connection with a distribution of cash or property by a partnership to a partner if the distribution would result in a downward adjustment of more than $250,000 to the basis of partnership property under Code Section 734 if an election under Code Section 754 were in effect.  For example, a substantial basis reduction will occur, and, accordingly, the Fund will be required to reduce the basis of its property, if an investor recognizes a loss in an amount greater than $250,000 upon the tender of its entire Interest in the Fund for repurchase.  The Code further provides generally for mandatory downward adjustments to the basis of partnership property under Code Section 743 in the case of a transfer of a partnership interest if the partnership has a "substantial built-in loss" immediately after such transfer.  A substantial built-in loss exists if the partnership's adjusted basis in its property exceeds the fair market value of the property by more than $250,000.  An "electing investment partnership" is not treated as having a substantial built-in loss, and thus is not required to make basis adjustments to partnership property under Code Section 743, in the case of a transfer of a partnership interest.  The Fund does not anticipate that it will qualify as an electing investment partnership.  To implement the above described mandatory basis adjustments, the Fund may request an investor in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interests.

The Adviser decides how to report the Fund's tax items on the Fund's tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.  In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors.  UBSFA is designated as the Fund's "Tax Matters Partner" in the LLC Agreement.  As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all investors.  In addition, the Tax Matters Partner has the authority to bind certain investors to settlement agreements and the right on behalf of all investors to extend the statute of limitations relating to the investors' tax liabilities with respect to the Fund's tax items.

Tax Consequences to a Withdrawing Investor

An investor who tenders its entire Interest to the Fund for repurchase generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor (consisting of the initial cash payment and the principal payments under the notes) and such investor's adjusted tax basis in its Interest.  Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest.  A loss, if any, may be recognized only after the tendering investor has received full payment under the notes.  This capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the investor's contributions to the Fund.  However, a withdrawing investor will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables, as determined pursuant to the Regulations.  For these purposes, unrealized receivables in respect of a withdrawing investor include, among other items, any market discount bonds or short-term obligations held by the Fund to the extent of the amounts which would be treated as ordinary income if such bonds or obligations had been sold by the Fund.  Further, a withdrawing investor may recognize some amount of ordinary income upon a withdrawal if the Fund, or a partnership in which it acquires an interest, makes an election to mark to market its assets under Section 475 of the Code.  See "Possible Mark-to-Market Election" below.

An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its Interest in the Fund.

As discussed above, the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund Interest.  Such a special allocation may result in the withdrawing investor recognizing capital gain, which may include short-term capital gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal.

Distribution of Property

A partner's receipt of a distribution of property from a partnership is generally not taxable.  However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii).  The Fund will determine at the appropriate time whether it qualifies as an "investment partnership."  Assuming it so qualifies, if an investor is an "eligible partner," which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

In General. A person who effects transactions in securities may be classified for Federal income tax purposes as a trader, an investor or a dealer, with respect to its securities transactions.  A trader and an investor are persons who buy and sell securities for their own accounts.  A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.  If, contrary to expectations, the Fund were to be characterized, for tax purposes, as a dealer (or should for other reasons be comparably treated), transactions which would otherwise qualify for capital gain or loss treatment (as discussed below) may result in ordinary income or loss.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses.  The Fund expects to act as an investor, but could be classified as a trader, with respect to its securities transactions.  Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses.  See "—Currency Fluctuations—"Section 988" Gains or Losses" below and certain other transactions described below.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction.  Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules relating to short sales, to constructive sales, to so-called "straddle" and "wash sale" transactions, to "Section 1256 contracts," to certain hedge transactions, and the marking to market of positions under Section 475 of the Code (see "—Possible "Mark-to-Market" Election" below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or the character, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

Under the Code, the maximum ordinary income tax rate for individuals is 35%.  However, a legislative "sunset" provision will result in the top rate being restored to 39.6% in calendar year 2011.  Under the Code, however, certain dividend income recognized in taxable years beginning before January 1, 2011 will be taxable at a preferential maximum rate of 15%.

The maximum individual income tax rate for long-term capital gains is generally 15% for gains recognized before January 1, 2011 (and 20% for gains recognized thereafter), unless the taxpayer elects to be taxed at ordinary rates.  In any case, the actual rate imposed on income and gains may be higher due to the phase out of certain tax deductions, exemptions and/or credits.  See "—Limitation on Deductibility of Interest and Short Sale Expenses" below.  The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000.  Capital losses of an individual taxpayer generally may not be carried back but may be carried forward indefinitely.  For corporate taxpayers, the maximum income tax rate is 35%.  Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

The Fund may realize ordinary income from accruals of interest and dividends on securities.  The Fund may hold debt obligations with "original issue discount."  In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.  The Fund also may acquire debt obligations with "market discount."  Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund.  The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business.  Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Fund also may constitute ordinary income or loss, and in certain cases, such income may be recognizable prior to the receipt of cash associated with such income.  In addition, periodic amounts payable by the Fund in connection with equity swaps, interest rate swaps, other swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate investor, may be subject to restrictions on their deductibility.  See "—Deductibility of Fund Investment Expenditures by Noncorporate Investors and Certain Other Expenditures" below.  Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

Currency Fluctuations—"Section 988" Gains or Losses.  The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar.  Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock.  However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss.  Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

The Fund may acquire foreign currency forward contracts.  See "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Foreign Securities."  Generally, option contracts that qualify as "Section 1256 Contracts" (see "—Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988.  However, if the Fund acquires option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

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1           Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction.  The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

Section 1256 Contracts.  In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation.  Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year.  The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year.  If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.  Such gains and losses will be taxed under the general rules described above.  Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses.  See "—Currency Fluctuations—"Section 988" Gains or Losses."  If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years.  Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."  A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract" (See "—Certain Securities Futures Contracts").

Certain Securities Futures Contracts.  Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index.  Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer.  If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss.  Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short-term capital gain or loss.

A "dealer securities futures contract" is treated as a Section 1256 Contract.  A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

Mixed Straddle Election.  The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle."  A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions.  The mixed straddle account rules generally require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account.  Daily accounts of net gains and net losses attributable to non-Section 1256 Contracts generally are characterized as short-term capital gain or loss, while daily accounts of net gains and net losses attributable to Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.  At the end of a taxable year, annual net gains or net losses from the mixed straddle account(s) are recognized for tax purposes.  At such time, the daily accounts of net gains and net losses related to a particular mixed straddle account are netted, and then are further netted with the annual net gains and net losses from other mixed straddle accounts.  Notwithstanding the character rules set forth above, no more than 50% of the total annual net gains attributable to the mixed straddle accounts for a taxable year may be treated as long-term capital gain, and no more than 40% of the total annual net losses attributable to the mixed straddle accounts for a taxable year may be treated as short-term capital loss.  The mixed straddle account election is generally effective only for the taxable year for which the election is made.  Accordingly, the Fund may elect to make the mixed straddle election for certain taxable years and not for other taxable years.  The application of the Temporary Regulations' mixed straddle account rules is not entirely clear.  Therefore, there is no assurance that any given mixed straddle account election by the Fund will be accepted by the Service.

Possible "Mark-to-Market" Election.  If and to the extent that the Fund is directly engaged in a trade or business as a trader in "securities," it may elect under Section 475 of the Code to "mark-to-market" the securities held in connection with such trade or business.  Under such election, securities held by the Fund, as the case may be, at the end of each taxable year will be treated as if they were sold for their fair market value on the last day of such taxable year, and gains or losses recognized thereon will be treated as ordinary income or loss.  Moreover, even if the Fund determines that some or all of its securities activities will constitute trading rather than investing, there can be no assurance that the Service will agree, in which case the Fund may not be able to mark-to-market its positions.

Short Sales.  Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands.  Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year.  These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed.  However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property.  Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale.  The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Investor's Securities Positions.  The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes.  The application of the "straddle" rules in such a case could affect an investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

Lending Portfolio Securities.  If the Fund lends securities from its portfolio to brokers, dealers and other financial institutions, the Fund will not recognize gain or loss, either when the securities are transferred to the borrower or when they are returned to the Fund, provided that, under the terms of the lending agreement (i) the borrower is required to return securities identical to the securities loaned and make payments to the Fund of amounts equivalent to all interest, dividends, and other distributions ("substitute payments") which the Fund, as owner of the securities, is entitled to receive during the term of the lending transaction, and (ii) the Fund's risk of loss or opportunity for gain with respect to the loaned securities is not reduced. Proposed Treasury regulations would require that the lending agreement be in writing and that the agreement be terminable by the Fund upon notice of not more than five business days.

The substitute payments received by the Fund are sourced (either U.S. source or foreign source) by reference to the source of the payments (dividend or interest) they replace.  Subject to special rules relating to substitute dividends on the stock of certain domestically-controlled regulated investment companies and real estate investment trusts, substitute interest or dividend payments generally have the same character as interest or dividend income, respectively, for purposes of determining the tax liability of and withholding of taxes with respect to a foreign person and the application of income tax treaties.  Proposed Treasury regulations indicate that for other purposes the substitute payments shall be treated as a fee for the temporary use of property, and not as interest or dividend income.  Accordingly, for other purposes, including the dividends received deduction, the application of preferential rates applicable to certain dividends, and the foreign tax credit provisions, the substitute payments may not be treated as interest and dividends.  Nevertheless, any substitute payments made to the Fund enjoy the same general exemption from unrelated business taxable income as the interest and dividends they replace so long as the lending agreement contains certain provisions, including reasonable procedures to implement the borrower's obligation to furnish the Fund with collateral that at all times has a value at least equal to the value of the loaned securities.

Limitation on Deductibility of Interest and Short Sale Expenses.  For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment").  Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses).  For this purpose, any long-term capital gain, and any dividend income eligible for taxation at preferential rates, are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary non-preferential income tax rates.

For purposes of this provision, the Fund's activities (other than certain activities that are treated as "passive activities" under Section 469 of the Code) will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation.  In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund.  An investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation.  The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund.  Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

Deductibility of Fund Investment Expenditures by Noncorporate Investors and Certain Other Expenditures.  It is anticipated that the Fund's expenses (including management fees) will be investment expenses rather than trade or business expenses.  Investment expenses of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.2  In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses.  Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.3  Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

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2           However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate.  The U.S. Supreme Court, on its own reasoning, recently upheld a decision of the Second Circuit which applied the 2% floor to a trust's investment advisory fees.  Investors that are trusts or estates should consult their tax advisers as to the applicability of the 2% floor to the investment expenses that are allocated to them, including the status and application of currently proposed Regulations, and Regulations that may be proposed or promulgated in the future in relation thereto.

3           Under the Code, the limitation on itemized deductions just described was reduced starting in calendar year 2006, was further reduced in subsequent years, and is completely eliminated in 2010.  However, a legislative "sunset" provision will result in this limitation on itemized deductions being fully restored in 2011.

It is possible that some or all of the Fund's direct expenses, and some or all of the Fund's allocable share of expenses of a partnership in which it acquires an interest, may be investment expenses (rather than trade or business expenses) subject to the limitations described above.

 Although the Fund intends to treat any incentive-based allocations and any of its direct and indirect trade or business related expenses as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service will not determine that some portion of such expenses should instead be properly characterized as investment expenses which are subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer.  Accordingly, noncorporate investors should consult their tax advisers with respect to the application of these limitations.

No deduction is allowed for sales loads paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its Interest in the Fund.

Application of Rules for Income and Losses from Passive Activities.  The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity.  This restriction applies to individuals, personal service corporations and certain closely held corporations.  Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity.  Therefore, passive losses from other sources generally could not be deducted against an investor's share of income and gain from the Fund.  Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

Application of Basis and "At Risk" Limitations on Deductions.  The amount of any loss of the Fund that an investor is entitled to include in its income tax return is limited to its adjusted tax basis in its Interests as of the end of the Fund's taxable year in which such loss occurred.  Generally, an investor's adjusted tax basis for its Interests is equal to the amount paid for such Interests, increased by the sum of (i) its share of the Fund's liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such investor and (ii) such investor's distributive share of the Fund's realized losses and expenses.

Similarly, an investor in the Fund that is subject to the "at risk" limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such investor has "at risk" with respect to its Interests at the end of the year.  The amount that an investor has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the investor on a non-recourse basis.

Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

"Phantom Income" From Certain Foreign Equity Investments.  As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F" and "passive foreign investment company" provisions), investments, if any, by the Fund in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

Controlled Foreign Corporations.  Certain United States persons who hold stock in a foreign corporation that is a "controlled foreign corporation" (a "CFC") for an uninterrupted period of 30 days or more during a taxable year must include in their income their pro rata share of certain of the CFC's "Subpart F income" for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders.  Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Treasury regulations).  Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related corporation.

A CFC is any non-United States corporation in which "United States shareholders" own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock or (b) the total value of the stock.  For this purpose, a "United States shareholder" is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation's voting stock.  As a result, the Fund will be a "United States shareholder" of any foreign corporation of which it acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation.  In such event, all Fund investors who are United States persons (including those with a less than 10% indirect interest in a CFC) will be taxed on their pro rata shares of such CFC's subpart F income.

In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund's pro rata shares of such CFC's earnings and profits while a CFC and while the Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Fund investors who are United States persons.

In any event, Subpart F income cannot exceed a corporation's earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income.  In addition, Subpart F income does not include income subject to income tax at a rate more than 90% of the United States federal corporate income tax rate.  Furthermore, Subpart F income and gain from sale of stock to the extent of earnings and profits during the United States person's holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC's voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings.  The Fund is not precluded from investing in a foreign Portfolio Company that may constitute a CFC and generate Subpart F income.

Passive Foreign Investment Companies.  A foreign corporation is classified as a passive foreign investment company (a "PFIC") for United States federal income tax purposes if either (i) 75% or more of its gross income is passive income for the taxable year, or (ii) on average for the taxable year 50% or more (by value or, in certain cases, by adjusted basis) of its assets produce or are held for the production of passive income.  Generally, if a foreign corporation is a PFIC as well as a CFC (as defined above), it will not be treated as a PFIC with respect to a United States person for the portion of that person's holding period during which that person is a "United States shareholder" (as defined above) and the corporation is a CFC.

If a foreign corporation is a PFIC at any time during a United States person's holding period for stock in the PFIC, certain distributions with respect to, and gain upon the disposition of, the PFIC stock generally will be taxed at the time of the distribution or disposition as if the income or gain were ratably allocated over the United States person's holding period for the PFIC stock.  The amount allocated to the year of the distribution or disposition or to years prior to the corporation becoming a PFIC are treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC are taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated.  Further, the tax on an amount allocated to such an earlier year is subject to an interest charge which accrues from the due date of the return for that earlier year.

The above rules relating to distributions and dispositions generally will not apply if (i) the United States person elects to treat the PFIC as a qualified electing fund (a "QEF election") for all taxable years that such person held the stock and the corporation was a PFIC, or (ii) the stock in the PFIC is "marketable stock" for which a mark-to-market election is made.  If a QEF election is made, a United States person generally will pay tax currently on its pro rata share of the PFIC's ordinary earnings and net capital gains (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid.  If the mark-to-market election is made, United States persons generally account for changes in the value of the PFIC stock on an annual basis as ordinary income or loss.

It should be noted that dividends paid by a PFIC are not eligible for taxation at preferential rates that apply to certain dividends from domestic corporations and certain other foreign corporations.

Because the determination of whether a foreign corporation is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Fund's control or information, there can be no assurance that the Fund will not invest in a foreign corporation that is a PFIC.  Further, in the event the Fund does invest in a corporation that is or becomes a PFIC, there can be no assurance that the Fund will have sufficient information to, or will, make a QEF election with respect to the PFIC or that a mark-to-market election can or will be made with respect to the PFIC stock.

Foreign Taxes.  It is possible that certain interest, dividends and other amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

The Fund will inform investors of their proportionate share of the foreign taxes paid or incurred by the Fund that investors will be required to include in their income.  The investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes.  An investor that is tax exempt will not ordinarily benefit from such credit or deduction.  In the event that the Fund receives a distribution from or in respect of which tax has been withheld, the Fund shall be deemed to have received cash in an amount equal to the amount of such withheld tax, for purposes of computing net profits or net losses.

Unrelated Business Taxable Income

Generally, an exempt organization (such as an employee benefit plan, individual retirement account ("IRA") or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.4

This general exemption from tax does not apply to the unrelated business taxable income ("UBTI") of an exempt organization.  Generally, except as noted above with respect to certain categories of exempt trading activities, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.  UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

The Fund may incur "acquisition indebtedness" with respect to certain of its transactions.  Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.5  To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

To the extent the Fund recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year.  In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account.  Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/ basis percentage calculation described above, would offset gains treated as UBTI.

Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of indebtedness, if any, incurred by the Fund from time to time,6 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an investor which is an exempt organization.  An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that the Fund generates UBTI, the applicable Federal tax rate for a particular investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization.  An exempt organization may be required to substantiate, to the satisfaction of the Service, the method used to calculate its UBTI.  The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI.  The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI.  Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.7  However, for taxable years beginning before January 1, 2007, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any such year in which it has UBTI.  For taxable years beginning on or after January 1, 2007, a charitable remainder trust which has or is allocated any UBTI (determined as if the general provisions relating to UBTI were applicable to such trusts) will not lose its exemption from Federal income taxation, but will be subject to an excise tax equal to the amount of such UBTI.  (Charitable remainder trusts may not purchase Interests.)  A title-holding company will not be exempt from tax if it has certain types of UBTI.  Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

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4           With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income."  The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year.  A private foundation will be required to make payments of estimated tax with respect to this excise tax.

5           Moreover, income realized from option writing generally would not constitute UBTI.

6           The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund.  An exempt organization is required to make estimated tax payments with respect to its UBTI.

7           Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI.  A prospective tax-exempt investor should consult its tax adviser in this regard.

An exempt organization (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI.  To file the return, it may be necessary for the exempt organization to obtain an Employer Identification Number.

A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund.  See also "ERISA Considerations."

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations.  Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes."  This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes.  The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (defined to include assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset.  A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation.  Such an organization could be required to make distributions in an amount determined by reference to the value of its Interest in the Fund.  Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other liquid assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code.  For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings."  If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax.  However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations.  Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes.  Otherwise, generally, rules similar to those discussed above govern their operations.

Entities Subject to ERISA or Section 4975 of the Code (including qualified plans and IRAs).  Employee benefit plans and other entities subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (including IRAs and Keogh Plans) should consult their counsel as to the implications of such an investment under ERISA and Section 4975 of the Code.  See "—Unrelated Business Taxable Income" and "ERISA Considerations."

Endowment Funds.  Investment managers of endowment funds should consider whether the acquisition of an Interest in the Fund is legally permissible.  This is not a matter of Federal law, but is determined under state statutes.  It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Excise Tax on Certain Reportable Transactions

Under Code Section 4965, a tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) 100% of the net income or (ii) 75% of the proceeds, attributable to certain reportable transactions, including "listed transactions," if any, in which it participates.  The scope of this provision and the manner in which it may apply to a tax-exempt investor in the Fund, is not entirely clear.  Tax-exempt investors should discuss with their own advisers the applicability of these rules to their investment in the Fund.  (See "—Disclosure Provisions" below).

Legislative Proposals

It is anticipated that proposals will be initiated by the Presidential Administration and Congress that would affect the tax consequences described herein.  It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be.  In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund.  Prospective investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

Disclosure Provisions

Provisions of the Code and the Regulations (the "Disclosure Provisions") intended to address so-called tax shelters and other potentially tax-motivated transactions require participants in a "reportable transaction" to disclose certain information about the transaction on IRS Form 8886 and retain information relating to the transaction.  "Material advisors" with respect to a reportable transaction are also required to disclose certain information about the transaction to the Service and are required to maintain lists identifying the transaction investors and furnish to the Service upon demand such investor information as well as detailed information regarding the transactions.  A transaction may be a "reportable transaction" based upon any of several indicia, including, among potentially others, the Service's designation of such transaction as a "listed transaction" or "transaction of interest," the existence of confidentiality agreements, certain indemnity arrangements, or the recognition of large investment or other losses, one or more of which may be present with respect to or in connection with an investment in or by the Fund.  In addition, the Disclosure Provisions could be interpreted to cover and require reporting of transactions that are generally not considered tax shelters, including certain foreign currency transactions.  Significant penalties may apply upon a failure to comply with these disclosure and/or list maintenance requirements, and with respect to understatements of tax resulting from participation in certain reportable transactions.  Investors are urged to consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in the Fund and should be aware that the Fund and the Adviser intend to comply with the disclosure and list maintenance requirements under the Disclosure Provisions if they determine that they apply to the Fund.  Disclosure of a transaction to the Service does not indicate that the transaction or any claimed tax benefits pertaining to the transaction have been reviewed, examined or approved by the Service.

State and Local Taxation

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund.  State and local tax laws differ in the treatment of limited liability companies such as the Fund.  A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction.  Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction.  Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.  An investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

If a partnership in which the Fund acquires an interest conducts business or other activities in a jurisdiction, then an investor that is not a resident of that jurisdiction may nevertheless be subject to tax in that jurisdiction on its share of the Fund's income attributable to those activities of that partnership and may be required to file income tax or other returns in that jurisdiction.  Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

One or more states may impose reporting requirements on the Fund and/or its investors in a manner similar to that described above in "Disclosure Provisions."  Investors should consult with their own advisors as to the applicability of such requirements in jurisdictions which may require or impose a filing requirement.

The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account."  (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts business in New York City).  By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund.

Individual investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and expenses for individual taxpayers at certain income levels.  These limitations may apply to an investor's share of some or all of the Fund's expenses.  Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.8  A non-New York corporation which does business in New York State may be subject to a New York State license fee.

Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages.

New York State corporation franchise tax regulations prescribe the methods under which a corporate partner in a partnership is required to compute its tax with respect to its interest in the partnership.  A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss.  There is currently no similar provision in effect for purposes of the New York City general corporation tax.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax provide that a corporation is not treated as doing business in New York State and New York City, respectively, by virtue of ownership of a limited partnership interest in a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code.  New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose.  The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax.  A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax.  New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate of 9%.  There is no New York City tax on the UBTI of an otherwise exempt entity.

New York State requires certain pass-through entities to pay estimated taxes on behalf of their investors who are nonresident individuals or C corporations if the pass-through entities have New York source income.  Although the statutory provision is new and subject to interpretation, it appears that the obligation to withhold imposed under the provision should not apply to a pass-through entity, such as the Fund, that purchases and sells securities for its own account.  No assurance can be given that the provision will not be interpreted in a manner that would require the Fund to pay estimated taxes on behalf of its investors who are nonresident individuals or C corporations.

Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

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8           New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects—Unrelated Business Taxable Income" and "—Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.  A fiduciary with respect to arrangements governed by Section 4975 of the Code (such as IRAs and Keoghs) should undertake a similar analysis in light of their fiduciary duties.

The DOL has adopted regulations, which along with provisions adopted by Congress (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as "plan assets" for purposes of, and subject to Title I of ERISA and Section 4975 of the Code ("Plan Assets"). The Plan Assets Rules provide, however, that in general, funds registered as investment companies under the Investment Company Act are not deemed to be treated as becoming subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans.  Accordingly, it is expected that the underlying assets of the Fund should not be considered to be "plan assets" of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules.  Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund requires a Benefit Plan (and each person causing such Benefit Plan to purchase or hold an interest in the Fund)  to represent that it, and any such fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, UBS Financial or other entities which are affiliated with the Adviser or UBS Financial.  Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services.  ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code.  Fiduciaries of Benefit Plan investors are required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons (except under certain limited circumstances and only pursuant to an applicable exemption from the prohibited transaction rules of ERISA and Section 4975 of the Code), that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund (except under such limited circumstances referred to above and only pursuant to any such applicable exemption).

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained in this SAI is general and may be affected by future publication of regulations and rulings.  Potential Benefit Plan investors and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, foreign plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and should consult their own advisors as to the propriety of an investment in the Fund.  In particular, “governmental plans” (as defined in Section 3(32) of ERISA) are not subject to Title I of ERISA or Section 4975 of the Code.  However, state laws applicable to certain governmental plans have provisions that impose restrictions on the investments and management of the assets of such plans that are, in some cases, similar to those under ERISA and the Code discussed above.  It is uncertain whether exemptions and interpretations under ERISA would be recognized by the respective state authorities in such cases.  Also, some state laws prohibit, or impose percentage limitations on investments of a particular type, in obligations or securities of foreign governments or entities, or bar investments in particular countries or businesses operating in such countries.  Fiduciaries of governmental plans, in consultation with their advisors, should consider the impact of their respective state pension laws and regulations on investments in the Fund, as well as the considerations discussed above to the extent applicable.

BROKERAGE

The Adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage.  On the great majority of foreign stock exchanges, commissions are fixed.  Transactions on some foreign stock exchanges and on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In executing transactions on behalf of the Fund, the Adviser seeks to obtain the best execution for the Fund, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm's risk in positioning a block of securities.  Although the Adviser generally seeks reasonably competitive commission rates, the Fund may not necessarily pay the lowest commission available on each transaction.  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.  The Fund may execute portfolio brokerage transactions through UBS Financial or its affiliates, subject to compliance with the Investment Company Act.

Following the principle of seeking best execution, the Adviser may place brokerage business on behalf of the Fund with brokers that provide the Adviser and its affiliates, including the ReachCapital Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund.  In addition, not all of the supplemental information is used by the Adviser in connection with the Fund.  Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

During the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007, the Fund paid brokerage commissions of $6,606,906, $24,258,842 and $28,937,990, respectively.  During such periods the Fund paid affiliates of the Adviser $26,793, $1,897,779 and $2,692,921, respectively, which amounted to 0.41%, 7.82% and 9.31%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving  0.88%, 29.14% and 24.3%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

Although the Fund cannot accurately predict its portfolio turnover, the Fund expects that its annual portfolio turnover rate for securities generally will be between 200% and 300%.  A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year.  A portfolio turnover rate of 100% or more is considered to be high.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to investors at ordinary income tax rates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund.  Its principal business address is 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York  10019, acts as legal counsel to ReachCapital.

CUSTODIAN

PNC Trust Company (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund's prospectus and this SAI.  The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A in the Fund's prospectus.

Investor Interests

Persons who purchase Interests in an offering being made hereby will be members of the Fund.  The Adviser, or its successor as investment adviser of the Fund, also will be a Special Advisory Member of the Fund.  In that regard, the Fund has established a special advisory account solely for the purpose of receiving the Incentive Allocation (the "Special Advisory Account").  The interest of the Special Advisory Member has no right to participate in the income or gains of the Fund, no voting rights and no right to receive a share of the assets of the Fund upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn.  The Adviser may not contribute to the Fund as Special Advisory Member.

Liability of Investors

Investors in the Fund are members of a limited liability company as provided under Delaware law.  Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, and to repay any funds wrongfully distributed to the investor.  An investor may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the investor's interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care of the Board, the Administrator and the Adviser

The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of their affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.  The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of their affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund.  None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the Administrator, acting in its administrative capacity, or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund.  Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of each investor adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire Interest for repurchase by the Fund.

Power of Attorney

By purchasing an Interest in the Fund and by signing the LLC Agreement (which each investor will do by virtue of signing the applicable investor certification form attached to the prospectus as Appendix B), each investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such investor's Interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;
•
upon the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request, in accordance with the Fund's LLC Agreement, to tender its Interest for repurchase by the Fund if such investor's Interest has not been repurchased during such period;

•	at the election of the Adviser;
•	upon termination of the Investment Advisory Agreement;
•	upon the failure of investors to elect successor Directors at a meeting called by the Adviser when no Director remains; or
•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets.  Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts—Allocation of net profits and net losses" in the prospectus.

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the investors, (3) to the Special Advisory Member any balance in the Special Advisory Account after giving effect to the Incentive Allocation, and (4) finally to the investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for such investors to complete Federal and state income tax or information returns, along with any other tax information required by law.  The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act.  Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

  Fiscal Year

The Fund's fiscal year ends on December 31st.

UBS TAMARACK INTERNATIONAL FUND, L.L.C.
Financial Statements
with Report of Independent Registered Public Accounting Firm
Year Ended
December 31, 2009

UBS TAMARACK INTERNATIONAL FUND, L.L.C.
Financial Statements
with Report of Independent Registered Public Accounting Firm
Year Ended
December 31, 2009

FINANCIAL STATEMENTS

The financial statements of the Fund for the periods indicated follow.

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of
UBS Tamarack International Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of UBS Tamarack International Fund, L.L.C. (the "Fund"), including the schedule of portfolio investments as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Tamarack International Fund, L.L.C. at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended., in conformity with U.S. generally accepted accounting principles.

February 23, 2010

UBS Tamarack International Fund, L.L.C. Statement of Assets, Liabilities and Members' Capital

December 31, 2009

ASSETS

Investments in securities, at fair value (cost $137,443,201)	$145,406,134
Cash and cash equivalents	17,673,996
Foreign cash, at fair value (cost $3,832,902)	3,841,823
Due from broker	27,264,820
Unrealized appreciation on forward contracts	1,853,849
Interest receivable	67,912
Dividends receivable	28,838
Other assets	12,787

Total Assets	196,150,159

LIABILITIES

Securities sold, not yet purchased, at fair value (proceeds of sales $47,268,983)	46,277,912
Withdrawals payable	5,874,748
Dividends payable	371,049
Unrealized depreciation on forward contracts	268,314
Professional fees payable	213,321
Interest payable	200,833
Management Fee payable	145,015
Administration fee payable	24,637
Withdrawals payable due to Adviser	3,094
Other liabilities	54,693

Total Liabilities	53,433,616

Members' Capital	$142,716,543

MEMBERS' CAPITAL

Represented by:
Net capital contributions	$132,168,083
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased and forward contracts and foreign currency translations	10,548,460

Members' Capital	$142,716,543

UBS Tamarack International Fund, L.L.C. Statement of Operations

Year Ended December 31, 2009

INVESTMENT INCOME

Dividend (less foreign withholding taxes of $398,419)	$2,143,073
Interest	389,553

Total Investment Income	2,532,626

EXPENSES

Management Fee	1,907,006
Dividends on securities sold, not yet purchased	1,873,361
Margin interest	1,408,051
Professional fees	525,682
Custody fee	364,548
Administration fee	161,818
Directors' fees	56,131
Printing, insurance and other expenses	232,765

Total Expenses	6,529,362

Net Investment Loss	(3,996,736)

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain/(loss) from:
Investments in securities	72,891,946
Securities sold, not yet purchased	(21,904,167)
Forward contracts and foreign currency transactions	(3,908,660)
Net change in unrealized appreciation/depreciation on:
Investments in securities	(4,266,874)
Securities sold, not yet purchased	(4,082,952)
Forward contracts and foreign currency translations	2,650,832

Net Realized and Unrealized Gain/Loss from Investments	41,380,125

Net Increase in Members' Capital Derived from Operations	$37,383,389

UBS Tamarack International Fund, L.L.C. Statements of Changes in Members' Capital

Years Ended December 31, 2008 and 2009
	Adviser	Members	Total

Members' Capital at January 1, 2008	$18,363,598	$1,163,808,337	$1,182,171,935

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	31,601	4,727,145	4,758,746
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased, and forward contracts and foreign currency transactions	(940,594)	(293,594,502)	(294,535,096)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, and forward contracts and foreign currency translations	(229,567)	(107,844,145)	(108,073,712)
Net Increase (Decrease) in Members' Capital Derived from Operations	(1,138,560)	(396,711,502)	(397,850,062)

MEMBERS' CAPITAL TRANSACTIONS
Members' subscriptions	–	16,956,443	16,956,443
Adviser and Members' withdrawals	(15,812,857)	(582,206,840)	(598,019,697)
Net Increase (Decrease) in Members' Capital Derived from Capital Transactions	(15,812,857)	(565,250,397)	(581,063,254)
Members' Capital at December 31, 2008	$1,412,181	$201,846,438	$203,258,619

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(23,072)	(3,973,664)	(3,996,736)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased, and forward contracts and foreign currency transactions	553,407	46,525,712	47,079,119
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, and forward contracts and foreign currency translations	(42,974)	(5,656,020)	(5,698,994)
Incentive allocation	3,094	(3,094)	–
Net Increase (Decrease) in Members' Capital Derived from Operations	$490,455	$36,892,934	$37,383,389

UBS Tamarack International Fund, L.L.C. Statements of Changes in Members' Capital (continued)
Years Ended December 31, 2008 and 2009
	Adviser	Members	Total

MEMBERS' CAPITAL TRANSACTIONS
Members' subscriptions	$–	$2,650,000	$2,650,000
Adviser and Members' withdrawals	(3,094)	(100,572,371)	(100,575,465)
Net Increase (Decrease) in Members' Capital Derived from Capital Transactions	(3,094)	(97,922,371)	(97,925,465)
Members' Capital at December 31, 2009	$1,899,542	$140,817,001	$142,716,543

UBS Tamarack International Fund, L.L.C. Statements of Cash Flows
Year Ended December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital derived from operations	$37,383,389
Adjustments to reconcile net increase in members' capital derived from operations to net cash provided by operating activities:
Purchases of investments	(2,098,126,528)
Proceeds from disposition of investments	2,212,649,515
Proceeds received from securities sold, not yet purchased	843,867,286
Cost to cover securities sold, not yet purchased	(863,080,437)
Net realized (gain)/loss from investments in securities and securities sold, not yet purchased	(50,987,779)
Net accretion of bond discount and amortization of bond premium	(338)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, and forward contracts and foreign currency translations	5,698,994
Changes in assets and liabilities:
(Increase) decrease in assets:
Due from broker	869,587
Dividends receivable	290,086
Interest receivable	(60,351)
Investments sold, not settled	1,753,354
Other assets	(7,533)
Increase (decrease) in liabilities:
Administration fee payable	(10,399)
Dividends payable	354,319
Interest payable	126,392
Investments purchased, not settled	(2,089,485)
Management Fee payable	(64,241)
Professional fees payable	(160,565)
Other liabilities	(45,865)
Net cash provided by operating activities	88,359,401

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' subscriptions, including change in subscriptions received in advance	2,650,000
Payments on Members' withdrawals, including change in withdrawals payable	(121,750,013)
Net cash used in financing activities	(119,100,013)

Net decrease in cash and cash equivalents	(30,740,612)
Cash and cash equivalents--beginning of year	48,414,608
Cash and cash equivalents--end of year	$17,673,996

Supplemental cash flows disclosure:
Interest paid	$1,281,659

UBS Tamarack International Fund, L.L.C. Financial Highlights
December 31, 2009
The following represents the ratios to average members' capital and other supplemental information for the periods indicated:

Years Ended December 31,
	2009		2008	2007	2006	2005
Ratio of net investment income (loss) to average members' capitala	(2.51%)		0.66%	(0.87%)	0.66%	0.30%
Ratio of total expenses to average members' capital before Incentive Allocationa	4.10%		2.78%	3.70%	1.77%	1.78%
Ratio of total expenses to average members' capital after Incentive Allocationa,b	4.10	%c	2.78%	5.15%	4.98%	5.84%
Portfolio turnover rate	1,460.13%		969.14%	500.19%	389.87%	338.96%
Total return before Incentive Allocationd	32.88%		(45.36%)	7.67%	17.69%	20.34%
Total return after Incentive Allocatione	32.88	%c	(45.36%)	6.13%	14.15%	16.27%
Average debt ratioa	37.69%		0.60%	14.87%	0.39%	1.80%
Members' capital at end of year	$142,716,543		$203,258,619	$1,182,171,935	$1,152,927,258	$723,967,167

a	The average members' capital used in the above ratios are calculated using pre-tender members' capital.

b
Ratio of total expenses to average members' capital after Incentive Allocation to the Adviser may vary from the above for individual Members due to Incentive Allocation, if applicable, and timing of capital transactions.

c	The impact of the Incentive Allocation is less than 0.005%.

d
Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. An individual Member's ratios and returns may vary from the above based on the timing of capital transactions.

e
Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. An individual Member's ratios and returns may vary from the above based on Incentive Allocation, if applicable, and the timing of capital transactions.

UBS Tamarack International Fund, L.L.C. Notes to Financial Statements

December 31, 2009

1.           Organization

UBS Tamarack International Fund, L.L.C. (the "Fund") was organized as a limited liability company under the laws of Delaware on February 14, 2001.  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States. The Fund commenced operations on July 2, 2001.

The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS Tamarack Management, L.L.C. (the "Adviser"), a Delaware limited liability company, to provide investment advice to the Fund.

The Adviser is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA") and Reach Capital Management, L.L.C. ("RCMLLC").  UBSFA is the managing member of the Adviser and is an indirect, wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Investment professionals employed by RCMLLC manage the Fund's investment portfolio on behalf of the Adviser under the oversight of UBSFA's personnel. RCMLLC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly.  The Directors reserve the right to reject any application for interests.

The Fund, from time to time, may offer to repurchase interests pursuant to written tenders to members (the "Members").  These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion.  The Adviser expects that, generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year in March and September.  A Member's interest, or portion thereof, in the Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

2.           New Accounting Pronouncements

On January 1, 2009, the Fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the Fund's members' capital or results of operations.

On June 30, 2009, the Fund adopted new accounting guidance to determine whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets and liabilities) and identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly.  The guidance also expands the disclosures of fair value measurements in the financial statements.  Adoption of this guidance did not have a material impact on the Fund's members' capital or results of operations.

In June 2009, the Financial Accounting Standards Board ("FASB") issued The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles ("Codification").  The standard identifies the Codification as the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the Securities and Exchange Commission and its staff.  The Codification did not change U. S. generally accepted accounting principles ("GAAP"), but rather organized them into a hierarchy where all guidance within the Codification carries an equal level of authority.  It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009.  The Codification did not have a material effect on the Fund's financial statements.

3.           Significant Accounting Policies

a.           Portfolio Valuation

The Fund values its investments using fair value which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund's investments which are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.)

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities).  GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly.  In its consideration, the Fund must consider inputs and valuation techniques used for each major category for securities with "major category" being defined as major security type.  For assets and liabilities measured at fair value on a recurring basis during the period, the Fund must provide quantitative disclosures about the fair value measurements separately for each major category of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by major category.  The major categories include the following, although additional types may also be necessary:

a.	Equity securities (segregated by industry type, company size, or investment objective)
b.	Debt securities issued by the U.S. Treasury and other U.S. government corporations and agencies
c.	Debt securities issued by states of the United States and political subdivisions of the states
d.	Debt securities issued by foreign governments
e.	Corporate debt securities
f.	Residential mortgage-backed securities
g.	Commercial mortgage-backed securities
h.	Collateralized debt obligations
i.	Other debt obligations

A detailed depiction of the portfolio broken down into the levels can be found in the tables following the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities sold, not yet purchased, as reported by such exchange.

Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded.  If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold, not yet purchased, as reported by such exchanges.

Listed options are valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported.  Other marketable securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities sold, not yet purchased, as obtained from one or more dealers making markets for such securities.

If market quotations are not readily available, the fair value of the securities described above are determined in good faith by, or under the supervision of, the Directors in consultation with the Adviser.

Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time.  Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the values of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined.  When such significant events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued as determined in good faith by, or under the supervision of, the Directors. The Fund held no such securities or liabilities at December 31, 2009.

Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk.  Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members' Capital.

b.           Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable.  Interest income and expenses are recorded on the accrual basis.  Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the effective yield method.  Realized gains and losses from investments in securities, securities sold, not yet purchased and foreign currency transactions are calculated on the identified cost basis.  The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments in securities and securities sold, not yet purchased from the fluctuations arising from changes in market prices of foreign securities held.  Such fluctuations are included in net realized and unrealized gain or loss from investments in securities and securities sold, not yet purchased.  Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.  Net unrealized foreign exchange gain or loss arises from changes in the value of assets and liabilities, other than investments in securities and securities sold, not yet purchased, as a result of changes in exchange rates.

c.           Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.           Income Taxes

The Fund has reclassified $3,996,736 and $47,079,119 from accumulated net investment loss and accumulated net realized gain from investments in securities, securities sold, not yet purchased, derivative contracts and foreign currency transactions respectively, to net capital contributions during the year ended December 31, 2009.  The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund's Members as of December 31, 2009 and had no effect on members' capital.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements.  The Fund's federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

e.           Cash and Cash Equivalents

Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest, which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.  Such cash, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.           Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members' capital from operations during the reporting period.  Actual results could differ from those estimates.

4.           Related Party Transactions

UBSFA provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services.  In consideration for such services, the Fund pays UBSFA a monthly management fee (the "Management Fee") at an annual rate of 1.25% of the Fund's members' capital, excluding the capital account attributable to the Adviser.  The Management Fee is paid to UBSFA out of the Fund's assets and debited against the Members' capital accounts, excluding the Adviser's capital account.  A portion of the Management Fee is paid by UBSFA to RCMLLC.

UBS Financial Services Inc. ("UBS FSI"), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent.  Placement fees, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount.  The placement fee does not constitute assets of the Fund.

The Fund may execute portfolio transactions through UBS FSI and its affiliates.  During the year ended December 31, 2009, UBS FSI and its affiliates earned brokerage commissions of $26,793 from portfolio transactions executed on behalf of the Fund.

The net increase (or decrease) in members' capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Adviser as described above. Upon a Member's withdrawal from the Fund and generally, at the end of each fiscal year thereafter, the Adviser is entitled to an incentive allocation (the "Incentive Allocation") of 20% of the net profits (defined as net increase in member capital derived from operations) if any, that would have been credited to the Member's capital account for such period.  The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member.

The Incentive Allocation for the year ended December 31, 2009 and the year ended December 31, 2008 was $3,094 and $0; respectively, and has been recorded as an increase to the Adviser's capital account, such amount is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

Each Director of the Fund receives a retainer of $7,500 plus a fee for each meeting attended.  The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amounts of $10,000 and $15,000, respectively.  These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with ten other UBS funds where UBSFA is the investment adviser.  All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses.

As described in the private placement memorandum, certain brokerage arrangements provide that RCMLLC receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by RCMLLC for research and related services that would then be paid for, or provided by, the broker.  The research services obtained by RCMLLC through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by RCMLLC.

5.           Administration and Custodian Fees

PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund.  The Custodian entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

PNC Global Investment Servicing (U.S.), Inc. ("PNC"), formerly PFPC Inc., a member of the PNC Financial Services Group, Inc., serves as administrative and accounting agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services.  PNC receives a monthly fee primarily based upon (i) the average members' capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members' capital of the Fund and certain other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates.  Additionally, the Fund reimburses certain out of pocket expenses incurred by PNC.

6.           Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2009 amounted to $2,961,206,965 and $3,056,516,801, respectively.  Included in these amounts are purchases and proceeds from securities sold, not yet purchased amounting to $863,080,437 and $843,867,286, respectively.

At December 31, 2009, the tax basis of investments was $85,355,900 resulting in accumulated net unrealized appreciation on investments of $17,614,145 which consists of $19,069,063 gross unrealized appreciation and $1,454,918 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to wash sales.

7.           Due to Broker

The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes.  Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets.  The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness.  The Fund pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian.  For the year ended December 31, 2009, the Fund's average interest rate paid on borrowings was 1.31% per annum and the average borrowings outstanding were $60,078,440. The Fund pledges securities in an account at the Custodian, for the benefit of the prime broker, to meet margin requirements as determined by the prime broker.  During the year ended December 31, 2009, the Fund recorded margin interest expense of $1,408,051.

8.           Due from Broker

The cash due from broker (Morgan Stanley & Co. Incorporated) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased.  Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices.  Accordingly, these transactions result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members' Capital.  Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker.

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

Derivative contracts serve as components of the Fund's investment strategies and are utilized to structure and hedge investments to enhance performance and reduce risk to the Fund as well as for speculative purposes and other independent profit opportunities. The derivative contracts that the Fund may hold include forward foreign currency exchange and futures contracts, options, and swaps.  Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the fair value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital.

Swap contracts represent agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Therefore, amounts required for the future satisfaction of the swap may be greater or less than the amount recorded. The ultimate gain or loss depends upon the price or rate at which the underlying financial instrument of the swap contract is valued at the swap contract's settlement date.  The Fund is subject to the market risk associated with changes in the value of the underlying asset, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized on the Statement of Assets, Liabilities and Members' Capital.  The unrealized gain or loss, rather than the contract amount, represents the approximate cash to be received or paid, respectively.  A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions.  The Fund may also purchase and sell forward contracts to seek to increase total return.  All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements.  The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency.  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund is required to present enhanced information in order to provide users of financial statements with an improved degree of transparency and understanding of how and why an entity uses derivative instruments, how derivative instruments are accounted for, and how derivative instruments affect an entity's financial position, results of operations and its cash flows.  In order to provide such information to financial statement users, the Fund provides qualitative disclosures about an entity's associated risk exposures, quantitative disclosures about fair value amounts of derivative instruments and the gains and losses from derivative instruments.

The realized and unrealized gain/(loss) on forward foreign currency exchange contracts is $(2,453,841) and $2,565,755, respectively, and are included in the realized gain/loss from forward contracts and foreign currency transactions and net change in unrealized appreciation/depreciation on forward contracts and foreign currency translations on the Statement of Operations.  Unrealized appreciation/depreciation on forward foreign currency exchange contracts is included on the Statement of Assets, Liabilities and Members' Capital.

The volume of activity of forward foreign currency exchange contracts that is presented in the Schedule of Portfolio Investments is consistent with the derivative activity during the year ended December 31, 2009.

10.           Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties.  Future events could occur that lead to the execution of these provisions against the Fund.  Based on its history and experience, the Fund feels that the likelihood of such an event is remote.

11.           Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

UBS Tamarack International Fund, L.L.C. Schedule of Portfolio Investments
December 31, 2009

	INVESTMENTS IN SECURITIES (101.88%)
Par ($)		Fair Value
	CORPORATE BONDS (1.69%)
	COMMERCIAL BANKS - NON US (1.69%)
2,543,000	Swedbank AB, 9.00%, 12/29/49 – (Sweden) (a),(b)	$2,415,850

	TOTAL CORPORATE BONDS (Cost $1,907,588)	2,415,850

Shares
	COMMON STOCK (97.94%)
	AGRICULTURAL CHEMICALS (2.05%)
10,401	Syngenta AG – (Switzerland) (a),(c)	2,924,857

	ATHLETIC FOOTWEAR (1.47%)
6,320	Puma AG Rudolf Dassler Sport – (Germany) (a)	2,102,224

	AUTO - CARS/LIGHT TRUCKS (2.12%)
350,922	Volvo AB – (Sweden) (a),(c)	3,020,148

	BREWERY (2.05%)
55,972	Anheuser-Busch InBev NV – (Belgium) (a),(c)	2,922,712

	BUILDING PRODUCTS - CEMENT/AGGREGATE (5.16%)
79,732	HeidelbergCement AG – (Germany) (a),(c)	5,517,259
23,802	Holcim, Ltd. – (Switzerland) (a)	1,853,505

		7,370,764

	CHEMICALS - OTHER (1.10%)
513,680	Filtrona PLC – (United Kingdom) (a),(c)	1,567,792

	CHEMICALS - SPECIALTY (3.67%)
6,547	Givaudan SA – (Switzerland) (a),(c)	5,234,433

	COMMERCIAL BANKS - NON US (8.55%)
201,819	Banco Santander Brasil SA – (Brazil) (a)	2,813,357
3,979,260	Bank Rakyat Indonesia – (Indonesia) (a)	3,240,164
51,152	BNP Paribas – (France) (a)	4,102,493
2,047,484	China Construction Bank Corporation – (Hong Kong) (a)	1,761,237
146,746	The Governor and Company of the Bank of Ireland – (Ireland) (a)	278,969

		12,196,220

	CONTAINERS - METAL/GLASS (1.57%)
66,589	Gerresheimer AG – (Germany) (a),(c)	2,245,142

	DIVERSIFIED FINANCIAL SERVICES (1.11%)
641,000	China Everbright, Ltd. – (Hong Kong) (a)	1,587,196

	DIVERSIFIED MANUFACTURING OPERATIONS (2.02%)
198,718	Aalberts Industries NV – (Netherlands) (a)	2,876,748

	DIVERSIFIED MINERALS (3.30%)
2,379,041	Centamin Egypt, Ltd. – (Australia) *,(a),(c)	4,706,218

	E-COMMERCE/PRODUCTS (2.87%)
546,762	Yoox SpA – (Italy) *,(a)	4,094,890

	E-COMMERCE/SERVICES (4.08%)
628,500	Alibaba.Com, Ltd. – (Cayman Islands) *,(a)	1,458,980
256,897	Rightmove PLC – (United Kingdom) (a)	2,092,928
362,244	Wotif.Com Holdings, Ltd. – (Australia) (a)	2,264,207

		5,816,115

	ELECTRONIC COMPONENTS - SEMICONDUCTORS (5.42%)
89,489	Aixtron AG – (Germany) (a)	3,017,248
1,648,274	ARM Holdings PLC – (United Kingdom) (a)	4,724,565

		7,741,813

	ENGINEERING/R&D SERVICES (2.84%)
432,345	Mouchel Group PLC – (United Kingdom) (a),(c)	1,862,383
131,330	Tognum AG – (Germany) (a),(c)	2,185,724

		4,048,107

	FINANCE - OTHER SERVICES (2.09%)
487,152	IG Group Holdings PLC – (United Kingdom) (a)	2,987,814

	FOOD - RETAIL (1.62%)
644,000	China Mengniu Dairy Company, Ltd. – (Hong Kong) (a)	2,304,731

	HUMAN RESOURCES (6.39%)
64,046	Adecco SA – (Switzerland) (a)	3,534,534
1,174,794	Sthree PLC – (United Kingdom) (a),(c)	5,590,825

		9,125,359

	INTERNET GAMBLING (2.47%)
840,318	PartyGaming PLC – (United Kingdom) (a),(c)	3,528,183

	INTERNET INFRASTRUCTURE SOFTWARE (1.26%)
96,188	ORC Software AB – (Sweden) (a),(c)	1,798,448

	INVESTMENT MANAGEMENT/ADVISORY SERVICES (4.02%)
182,937	Azimut Holding SpA – (Italy) (a)	2,461,942
152,196	Schroders PLC – (United Kingdom) (a),(c)	3,268,805

		5,730,747

	LEISURE & REC PRODUCTS (1.30%)
37,780	Cts Eventim AG – (Germany) (a),(c)	1,850,542

	MACHINERY - CONSTRUCTION & MINING (1.47%)
84,313	Danieli & Co. SpA – (Italy) (a)	2,103,621

	MACHINERY - GENERAL INDUSTRY (1.82%)
36,776	FLSmidth & Co., A/S – (Denmark) (a)	2,602,418

	METAL PROCESSORS & FABRICATION (0.42%)
748,000	China Zhongwang Holdings, Ltd. – (Cayman Islands) *,(a)	601,946

	MULTI-LINE INSURANCE (2.28%)
328,937	ING Groep NV – (Netherlands) (a)	3,256,381

	PUBLIC THOROUGHFARES (1.07%)
2,187,382	Anhui Expressway Co, Ltd. – (China) (a)	1,523,315

	REAL ESTATE OPERATIONS/DEVELOPMENT (1.47%)
425,000	Hongkong Land Holdings, Ltd. – (Bermuda) (a),(d)	2,103,750

	RENTAL AUTO/EQUIPMENT (3.32%)
1,335,443	Northgate PLC – (United Kingdom) (a),(c)	4,744,409

	RETAIL - CONSUMER ELECTRONICS (2.38%)
9,347,000	Gome Electrical Appliances Holdings, Ltd. – (Bermuda) (a)	3,399,325

	RETAIL - RESTAURANTS (2.29%)
680,107	Domino's Pizza UK & IRL PLC – (United Kingdom) (a)	3,272,861

	SOAP AND CLEANING PREPARATION (1.25%)
32,845	Reckitt Benckiser Group PLC – (United Kingdom) (a)	1,780,022

	STEEL, PIPE & TUBE (3.10%)
205,319	Tenaris SA – (Luxembourg) (a)	4,424,585

	TELECOMMUNICATIONS SERVICES (2.75%)
10,298,155	Jazztel PLC – (United Kingdom) *,(a),(c)	3,930,199

	TELECOMMUNICATIONS (1.03%)
95,337	Tele2 AB – (Sweden) (a),(c)	1,471,427

	TRANSPORTATION SERVICES (3.03%)
140,054	TNT NV – (Netherlands) (a),(c)	4,320,236

	WIRE & CABLE PRODUCTS (1.73%)
15,826	Bekaert NV – (Belgium) (a),(c)	2,463,624

	TOTAL COMMON STOCK (Cost $132,443,035)	139,779,322

	EXCHANGE TRADED FUNDS (2.25%)
	STOCK INDEX (2.25%)
124,746	Market Vectors Junior Gold Miners	3,210,962

	TOTAL EXCHANGE TRADED FUNDS (Cost $3,092,578)	3,210,962

	TOTAL INVESTMENTS IN SECURITIES (Cost $137,443,201)	145,406,134

	SECURITIES SOLD, NOT YET PURCHASED ((32.42)%)
	COMMON STOCK SOLD, NOT YET PURCHASED ((3.43)%)
	ENERGY - ALTERNATIVE SOURCES ((0.48)%)
(11,252)	Vestas Wind Systems A/S – (Denmark) (a)	(687,758)

	FINANCE - INVESTMENT BANKER/BROKER ((0.50)%)
(16,241)	Macquarie Group, Ltd. – (Australia) (a)	(706,949)

	HUMAN RESOURCES ((0.50)%)
(59,206)	Capita Group PLC – (United Kingdom) (a)	(718,025)

	INVESTMENT MANAGEMENT/ADVISORY SERVICES ((0.99)%)
(408,348)	Gartmore Group – (Cayman Islands) *,(a)	(1,414,464)

	RETAIL - SPORTING GOODS ((0.96)%)
(870,999)	Sports Direct International PLC – (United Kingdom) (a)	(1,374,188)

	TOTAL COMMON STOCK SOLD, NOT YET PURCHASED (Proceeds $(5,130,913))	(4,901,384)

	EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED ((28.99)%)
	INTERNATIONAL EQUITY ((28.99)%)
(748,490)	iShares MSCI EAFE Index Fund	(41,376,528)

	TOTAL EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED (Proceeds $(42,138,070))	(41,376,528)

	TOTAL SECURITIES SOLD, NOT YET PURCHASED (Proceeds $(47,268,983))	(46,277,912)

	DERIVATIVE CONTRACTS (1.11%)
	CURRENCY FORWARDS (1.11%)
	Unrealized appreciation on forward contracts	1,853,849
	Unrealized depreciation on forward contracts	(268,314)

	TOTAL CURRENCY FORWARDS	1,585,535

	TOTAL DERIVATIVE CONTRACTS	1,585,535

TOTAL INVESTMENTS IN SECURITIES, SECURITIES SOLD, NOT YET PURCHASED AND DERIVATIVE CONTRACTS — 70.57%		100,713,757

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 29.43%		42,002,786

TOTAL MEMBERS' CAPITAL — 100.00%		$142,716,543

Percentages shown represent a percentage of members' capital as of December 31, 2009.

*	Non-income producing security.
(a)	Foreign.
(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total fair value of Rule 144A securities owned amounted to $2,415,850, which represented 1.69% of members' capital at December 31, 2009.

(c)	Partially or wholly held ($42,835,638 total fair value) in a pledged account by the Custodian as collateral for securities sold, not yet purchased.
(d)	American Depository Receipt.

DERIVATIVE CONTRACTS

FOREIGN CURRENCY FORWARDS
UBS Tamarack International Fund, L.L.C. had the following open foreign currency forwards as of December 31, 2009:

Unrealized Appreciation On Forward Contracts	Value on Settlement Date	Current Value	Unrealized Appreciation
British Pounds - Purchase contracts expiring 02/12/2010	$2,366,466	$2,369,468	$3,002
British Pounds - Sale contracts expiring 02/12/2010	(18,211,080)	(17,620,516)	590,564
Danish Krone - Sale contracts expiring 02/12/2010	(1,275,064)	(1,231,177)	43,887
Euros - Sale contracts expiring 02/12/2010	(21,731,418)	(20,841,732)	889,686
Norwegian Krone - Purchase contracts expiring 02/12/2010	580,801	581,342	541
Norwegian Krone - Sale contracts expiring 02/12/2010	(598,338)	(581,342)	16,997
Swedish Krona - Purchase contracts expiring 02/12/2010	136,755	138,620	1,865
Swedish Krona - Sale contracts expiring 02/12/2010	(3,484,460)	(3,339,219)	145,240
Swiss Francs - Purchase contracts expiring 02/12/2010	1,209,548	1,226,934	17,386
Swiss Francs - Sale contracts expiring 02/12/2010	(7,795,285)	(7,650,604)	144,681
			$1,853,849

Unrealized Appreciation On Forward Contracts	Value on Settlement Date	Current Value	Unrealized Appreciation
British Pounds - Purchase contracts expiring 02/12/2010	2,647,936	2,578,174	(69,762)
British Pounds - Sale contracts expiring 02/12/2010	(933,895)	(937,973)	(4,079)
Danish Krone - Purchase contracts expiring 02/12/2010	529,380	514,442	(14,938)
Euros - Purchase contracts expiring 02/12/2010	2,812,397	2,695,307	(117,090)
Euros - Sale contracts expiring 02/12/2010	(2,685,046)	(2,689,912)	(4,865)
Swedish Krona - Purchase contracts expiring 02/12/2010	$697,285	$667,797	$(29,488)
Swiss Francs - Purchase contracts expiring 02/12/2010	$1,008,362	$980,270	$(28,092)

			(268,314)
Total net unrealized appreciation on foreign currency forwards			$1,585,535

The following is a summary of the inputs used in valuing the Fund's investments at fair value.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ASSETS TABLE
Description	Total Fair Value at 12/31/2009	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Corporate Bonds
Commercial Banks - Non US	$2,415,850	$—	$2,415,850	$—

Total Corporate Bonds	2,415,850	—	2,415,850	—

Common Stock
Agricultural Chemicals	2,924,857	2,924,857	—	—
Athletic Footwear	2,102,224	2,102,224	—	—
Auto - Cars/Light Trucks	3,020,148	3,020,148	—	—
Brewery	2,922,712	2,922,712	—	—
Building Products - Cement/Aggregate	7,370,764	7,370,764	—	—
Chemicals - Other	1,567,792	1,567,792	—	—
Chemicals - Specialty	5,234,433	5,234,433	—	—
Commercial Banks - Non US	12,196,220	12,196,220	—	—
Containers - Metal/Glass	2,245,142	2,245,142	—	—
Diversified Financial Services	1,587,196	1,587,196	—	—
Diversified Manufacturing Operations	2,876,748	2,876,748	—	—
Diversified Minerals	4,706,218	4,706,218	—	—
E-Commerce/Products	4,094,890	4,094,890	—	—
E-Commerce/Services	5,816,115	5,816,115	—	—
Electronic Components - Semiconductors	7,741,813	7,741,813	—	—
Engineering/R&D Services	4,048,107	4,048,107	—	—
Finance - Other Services	2,987,814	2,987,814	—	—
Food - Retail	2,304,731	2,304,731	—	—
Human Resources	9,125,359	9,125,359	—	—
Internet Gambling	3,528,183	3,528,183	—	—
Internet Infrastructure Software	1,798,448	1,798,448	—	—
Investment Management/Advisory Services	5,730,747	5,730,747	—	—
Leisure & Rec Products	1,850,542	1,850,542	—	—
Machinery - Construction & Mining	2,103,621	2,103,621	—	—
Machinery - General Industry	2,602,418	2,602,418	—	—
Metal Processors & Fabrication	601,946	601,946	—	—
Multi-Line Insurance	3,256,381	3,256,381	—	—
Public Thoroughfares	1,523,315	1,523,315	—	—
Real Estate Operations/Development	2,103,750	2,103,750	—	—
Rental Auto/Equipment	4,744,409	4,744,409	—	—
Retail - Consumer Electronics	3,399,325	3,399,325	—	—
Retail - Restaurants	3,272,861	3,272,861	—	—
Soap And Cleaning Preparation	1,780,022	1,780,022	—	—
Steel, Pipe & Tube	4,424,585	4,424,585	—	—
Telecommunications Services	3,930,199	3,930,199	—	—
Telecommunications	1,471,427	1,471,427	—	—
Transportation Services	4,320,236	4,320,236	—	—
Wire & Cable Products	2,463,624	2,463,624	—	—
Total Common Stock	139,779,322	139,779,322	—	—

Description	Total Fair Value at 12/31/2009	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange Traded Funds
Stock Index	3,210,962	3,210,962	—	—
Total Exchange Traded Funds	3,210,962	3,210,962	—	—

Total Investments in Securities	$145,406,134	$142,990,284	$2,415,850	$—
Derivative Contracts
Currency Forwards	1,853,849	—	1,853,849	—

Total Derivative Contracts	$1,853,849	$—	$1,853,849	$—

Total Assets	$147,259,983	$142,990,284	$4,269,699	$—

LIABILITIES TABLE
Description	Total Fair Value at 12/31/2009	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold, Not Yet Purchased
Common Stock Sold, Not Yet Purchased
Energy - Alternative Sources	$(687,758)	$(687,758)	$—	$—
Finance - Investment Banker/Broker	(706,949)	(706,949)	—	—
Human Resources	(718,025)	(718,025)	—	—
Investment Management/Advisory Services	(1,414,464)	(1,414,464)	—	—
Retail - Sporting Goods	(1,374,188)	(1,374,188)	—	—
Total Common Stock Sold, Not Yet Purchased	(4,901,384)	(4,901,384)	—	—
Exchange Traded Funds Sold, Not Yet Purchased
International Equity	(41,376,528)	(41,376,528)	—	—
Total Exchange Traded Funds Sold, Not Yet Purchased	(41,376,528)	(41,376,528)	—	—
Total Securities Sold, Not Yet Purchased	$(46,277,912)	$(46,277,912)	$—	$—
Derivative Contracts
Currency Forwards	(268,314)	—	(268,314)	—
Total Derivative Contracts	$(268,314)	$—	$(268,314)	$—
Total Liabilities	$(46,546,226)	$(46,277,912)	$(268,314)	$—

Investments in Securities – By Country	December 31, 2009 Percentage of Members' Capital (%)
United Kingdom	26.11%
Germany	11.84%
Switzerland	9.49%
Netherlands	7.33%
Sweden	6.10%
Italy	6.07%
Australia	4.39%
Hong Kong	3.96%
Bermuda	3.85%
Belgium	3.78%
Luxembourg	3.10%
France	2.88%
Indonesia	2.27%
Brazil	1.97%
Denmark	1.34%
China	1.07%
Cayman Islands	0.45%
Ireland	0.20%
United States	(26.74%)

Investments in Securities – By Country	December 31, 2009 Percentage of Members' Capital (%)
Euros - Sale contracts	0.62%
British Pounds - Sale contracts	0.42%
Swedish Krona - Sale contracts	0.10%
Swiss Francs - Sale contracts	0.10%
Danish Krone - Sale contracts	0.03%
Norwegian Krone - Sale contracts	0.01%
Norwegian Krone - Purchase contracts	0.00%
Swiss Francs - Purchase contracts	(0.01%)
Danish Krone - Purchase contracts	(0.01%)
Swedish Krona - Purchase contracts	(0.02%)
British Pounds - Purchase contracts	(0.05%)
Euros - Purchase contracts	(0.08%)

UBS TAMARACK INTERNATIONAL FUND, L.L.C. (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on November 19, 2009. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Tamarack Management, L.L.C. (the "Adviser"), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund's investments in accordance with the Fund's stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser's affiliates, including UBS AG and UBS Financial Services Inc. ("UBS Financial"). Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser's personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS Financial which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers ("Comparable Funds"). The Directors recognized that the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund's performance relative to that of its Comparable Funds. The Directors noted that the Fund's 2009 return for the period ended September 30, 2009 significantly exceeded the median returns of the Comparable Funds and the relevant indexes (HFRI Equity Hedge, HFRX Equity Hedge, MSCI EAFE and MSCI World Index (MSDUWI)). The Directors also compared the volatility of the Fund to that of its Comparable Funds. The Directors observed that, for the three- and five-year periods ended September 30, 2009, the Fund's volatility was above the median volatility of its Comparable Funds.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds, and as compared to the advisory fees charged by UBS Fund Advisor, L.L.C. ("UBSFA") and its affiliates for other UBS alternative investment products. The information presented to the Directors showed that the Fund's management fee was below the median management fee of its Comparable Funds, while its incentive fee was equal to six of the seven Comparable Funds. In comparing the advisory fees being charged to the Fund to the fees being charged by UBSFA and its affiliates for other UBS alternative investment products, the Directors observed that the management fee being charged to the Fund was equal to the lowest management fee being charged to the UBS alternative investment single-manger funds, and also was the next to lowest management fee for all UBS alternative investment products, and that the Fund's incentive fee was not higher than any incentive fee being charged to any single-manager fund. In light of the foregoing, the Directors felt that the combination of management fee and incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds and other relevant UBS alternative Investment Products.

The Directors also considered the profitability of UBSFA both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBSFA and its affiliates under the Fund's Investment Advisory Agreement and from other relationships between the Fund and the UBSFA were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2009 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Financial Services Inc.'s, Alternative Investment Group at 800-580-2359.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS
Meyer Feldberg (67) 3 UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor to Morgan Stanley	See Footnote 2.	Director of: Primedia, Inc., Macy's, Inc., Revlon, Inc., NYC Ballet and SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
George W. Gowen (80) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller	11	None
Stephen H. Penman (63) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term — Indefinite Length—since July 2004	Professor of Financial Accounting of Graduate School of Business, Columbia University	11	None
Virginia G. Breen (45) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term — Indefinite Length—since May 30, 2008	General Partner of Sienna Ventures and General Partner of Blue Rock Capital	11	Director of: Modus Link, SMGI, Inc; Excelsior Absolute Return Fund of Funds, L.L.C.; Excelsior Buyout Investors, L.L.C.; Excelsior LaSalle Property Fund Inc; UST Global Private Markets Fund L.L.C.
OFFICER(S) WHO ARE NOT DIRECTORS
Robert F. Aufenanger (56) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Principal Accounting Officer	Term — Indefinite Length—since May 1, 2007
Executive Director of UBS Alternative Investments US since April 2007    Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group at U.S. Trust Corporation from 2003 – 2007
			N/A	N/A
Frank Pluchino (50) UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NY 07086 Chief Compliance Officer	Term – Indefinite Length – since July 19, 2005
Assistant Director of Compliance of UBS Financial Services Inc. since 2003 and Deputy Director of Compliance UBS Financial Services of Puerto Rico Inc. since October 2006.  Prior to 2003, Chief Compliance Officer of LibertyView Capital Management, Inc., an investment adviser, and LibertyView Alternative Asset Management, Inc., an NASD broker-dealer.
			N/A	N/A
Craig Goos (39) UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019 Principal Executive Officer	Term — Indefinite Length—since September 18, 2008	Managing Director UBS Alternative Investments US since September 2008. Prior to September 2008, Managing Director of Bear Stearns Alternative Investment platform from 2004-2009.	N/A	N/A

1 For Directors, their terms are for the duration of the term of the Fund, unless his status as a Director shall be sooner terminated by death, adjudicated incompetent, voluntarily withdraw, physically unable to perform duties, removed either by vote or written consent of at two-thirds of the Directors or vote or written consent of Members holding not less than two thirds of the total number of votes eligible to the cast by all Members.

2 Mr. Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Fund Advisor or one of its affiliates serves as investment advisor, sub-advisor or manager.

3 Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the UBS Financial Services Alternative Investment Group of Funds does business. Mr. Feldberg is not an affiliated person of UBS Financial Services or its affiliates.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed or copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available with out charge upon request by calling the UBS Financial Services Inc.'s Alternative Investment Group at 800-580-2359.